Registration Statement No. 333-56952
811-03927

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

POST-EFFECTIVE AMENDMENT NO. 1

FORM S-6

FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
OF SECURITIES OF UNIT INVESTMENT TRUSTS
REGISTERED ON FORM N-8B-2

A.	Exact Name of Trust:	THE TRAVELERS FUND UL FOR VARIABLE LIFE INSURANCE

B.	Name of Depositor:	THE TRAVELERS INSURANCE COMPANY

C.	Complete Address of Depositor's Principal Executive Offices: One Tower Square, Hartford, Connecticut 06183

D.	Name and Complete Address of Agent for Service: Ernest J. Wright, Secretary The Travelers Insurance Company One Tower Square Hartford, Connecticut 06183

             It is proposed that this filing will become effective (check appropriate box):

[ ]	immediately upon filing pursuant to paragraph (b)

[ ]	on ___________ pursuant to paragraph (b)

[ ]	60 days after filing pursuant to paragraph (a)(1)

[X]	on May 1, 2002 pursuant to paragraph (a)(1) of Rule 485.

             If appropriate, check the following box:

[ ]	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

E.	Title of securities being registered:Variable Life Insurance Policies. Pursuant to Rule 24f-2 under the Investment Company Act of 1940 the Registrant hereby declares that an indefinite amount of its Variable Life Insurance Policies is being registered under the Securities Act of 1933.
F.	Approximate date of proposed public offering: As soon as practicable following the effectiveness of the Registration Statement

[ ]	Check the box if it is proposed that this filing will become effective on ____ at ___ pursuant to Rule 487. ______

RECONCILIATION AND TIE BETWEEN
FORM N-8B-2 AND THE PROSPECTUS

Item No. of Form N-8B-2	CAPTION IN PROSPECTUS

1	Cover page

2	Cover page

3	Not applicable

4	The Insurance Company; Distribution

5	Not applicable

6	Not applicable

7	Not applicable

8	Not applicable

9	Legal Matters; Experts

10	Summary of Principal Policy Benefits and Risks; The Insurance Company, Separate Accounts and their Investment Options; Applying for the Policy; Transfers of Cash Value; The Separate Account and Values under your Policy; Voting Rights; Lapse and Reinstatement

11	Summary of Principal Policy Benefits and Risks; Separate Accounts and their Investment Options

12	Summary of Principal Policy Benefits and Risks; Separate Accounts and their Investment Options

13	Policy Charges and Deductions and Distribution

14	Applying for the Policy

15	Summary of Principal Policy Benefits and Risks; Applying Premiums

16	Separate Accounts and their Investment Options; Applying Premiums

17	Summary of Principal Policy Benefits and Risks; Right to Cancel; The Separate Account and Valuation; Policy Loans; Exchange Option

18	Separate Accounts and their Investment Options; Policy Charges and Deductions; Federal Tax Considerations

19	Policy Statements

20	Not applicable

21	Policy Loans

22	Not applicable

23	Not applicable

24	Not applicable

25	The Insurance Company

26	Not applicable

27	The Insurance Company

28	The Insurance Company

29	The Insurance Company

30	Not applicable

31	Not applicable

Item No. of Form N-8B-2	CAPTION IN PROSPECTUS

32	Not applicable

33	Not applicable

34	Not applicable

35	The Insurance Company; Distribution

36	Not applicable

37	Not applicable

38	Distribution

39	The Insurance Company; Distribution

40	Not applicable

41	The Insurance Company; Distribution

42	Not applicable

43	Not applicable

44	Applying Premiums; Accumulation Unit Values

45	Not applicable

46	The Separate Account and Values under your Policy; Access to Cash Values

47	Separate Accounts and their Investment Options

48	Not applicable

49	Not applicable

50	Not applicable

51	Summary of Principal Policy Benefits and Risks; The Insurance Company; Applying for the Policy; Death Benefits and Lapse and Reinstatement

52	Separate Accounts and their Investment Options

53	Federal Tax Considerations

54	Not applicable

55	Not applicable

56	Not applicable

57	Not applicable

58	Not applicable

59	Financial Statements

THE TRAVELERS VARIABLE SURVIVORSHIP LIFE II PROSPECTUS

Last Survivor Flexible Premium Variable Life Insurance Policies

Issued to Individuals by:
The Travelers Insurance Company — The Travelers Fund UL (a separate account)
or
The Travelers Life and Annuity Company — The Travelers Fund UL II (a separate account)
May 1, 2002

This prospectus describes information you should know before you purchase The Travelers Variable Survivorship Life II (the Policy). Please be aware that this is a prospectus, which simplifies many Policy provisions and communicates the Policy’s primary features. Some Policy features may not be available in certain states and there may be variations in your Policy from descriptions contained in this prospectus because of differences in state law that affect the Policies. We use certain terms throughout this prospectus, which are defined in Appendix A. The language of the Policy itself determines your rights and obligations under the Policy.

As a life insurance policy, The Travelers Variable Survivorship Life II is a contract between you and the Company. Your contract consists solely of the Policy, including the Application and any Riders or Endorsements. The Policy is designed to insure two individuals (the Insureds). You agree to make sufficient Premium Payments to the Company and the Company agrees to pay an income tax-free Death Benefit to your Beneficiary after the death of the Last Surviving Insured (last Insured). Premium Payments are flexible in both frequency and amount. You can build Cash Value by investing in a variety of Investment Options, which, in turn, invest in professionally managed Mutual Funds (the Funds). A fixed rate option (the Fixed Account) is also available. Except for amounts in the Fixed Account, the value of your Policy will vary based on the performance of the Funds you select.

The Funds

Capital Appreciation Fund (Janus)	Pioneer Variable Contracts Trust
Managed Assets Trust (Travelers)	Pioneer Mid-Cap Value Fund VCT Portfolio — Class II Shares
Money Market Portfolio (Travelers)	Putnam Variable Trust
Alliance Variable Product Series Fund, Inc.	Putnam VT International Growth Fund — Class IB Shares
Premier Growth Portfolio — Class B	Putnam VT Small Cap Value Fund — Class IB Shares
American Variable Insurance Series	Putnam VT Voyager II Fund — Class IB Shares
Global Growth Fund — Class 2	Travelers Series Fund Inc.
Growth Fund — Class 2	AIM Capital Appreciation Portfolio
Growth-Income Fund — Class 2	Alliance Growth Portfolio
Ayco Series Trust	MFS Total Return Portfolio
Ayco Large Cap Growth Fund I	Putnam Diversified Income Portfolio
Credit Suisse Trust	Smith Barney Aggressive Growth Portfolio
Emerging Markets Portfolio	Smith Barney High Income Portfolio
Deutsche Asset Management VIT Funds	Smith Barney International All Cap Growth Portfolio
EAFE® Equity Index Fund (Bankers Trust)	Smith Barney Large Cap Value Portfolio
Small Cap Index Fund (Bankers Trust)	Smith Barney Large Capitalization Growth
Franklin Templeton Variable Insurance Products Trust	The Travelers Series Trust
Franklin Small Cap Fund — Class 2	Convertible Bond Portfolio
Greenwich Street Series Fund	Equity Income Portfolio (Fidelity)
Equity Index Portfolio — Class I	Large Cap Portfolio (Fidelity)
Fundamental Value Portfolio (Smith Barney)	MFS Mid Cap Growth Portfolio
Janus Aspen Series	U.S. Government Securities Portfolio
Aggressive Growth Portfolio — Service Shares	Van Kampen Life Investment Trust
Global Technology Portfolio — Service Shares	Emerging Growth Portfolio
Worldwide Growth Portfolio — Service Shares	Variable Insurance Products Fund II (Fidelity)
PIMCO Variable Insurance Trust	Contrafund® Portfolio — Service Class
Total Return Bond Portfolio

The Fixed Account

Amounts allocated to the Fixed Account are credited interest at an effective annual rate guaranteed to be at least 3%.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense. Variable life insurance policies are not deposits of any bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation, or any other government agency. Replacing existing insurance with this Policy may not be to your advantage.

Table of Contents

Summary of Policy, Principal Policy Benefits and Risks	4
Summary of Policy	4
Principal Policy Benefits	4
Principal Policy Risks	6
Fee Tables	7
Deductions from Premium Payments	7
Ongoing Fees and Charges	7
Transaction Charges	8
Fund Fees and Expenses	9
Description of the Companies, Separate Accounts and Funds	12
The Insurance Companies	12
The Separate Accounts and Their Investment Options	12
The Funds	12
Service Agreements	17
Conflicts of Interest	17
Addition and Substitution of Funds	17
Voting Rights	17
The Fixed Account	17
Policy Charges and Deductions	18
Charges Against Premium	18
Charges Against Cash Value	19
Charges Against the Separate Account	20
Fund Charges	20
Modification, Reserved Rights, and Other Charges	20
Policy Description	20
Applying for a Policy	21
Tax Free ‘Section 1035’ Exchanges	21
Right to Cancel (free look period)	21
Ownership Rights	22
Premiums	23
Timing and Frequency of Premium Payments	23
Allocation of Premium Payments.	24
Transfers	24
Transfer of Cash Value	24
Transfer of Cash Value from the Fixed Account to the Investment Options	24
Transfer of Cash Value from the Investment Options to the Fixed Account	24
Telephone Transfers	25
Dollar-Cost Averaging (DCA Program	25
Portfolio Rebalancing	25
Values Under Your Policy	25
Cash Value	25
Investment Option Valuation	25
Fixed Account Valuation	26
Loan Account Valuation	27

Death Benefit	27
Death Benefit Examples	28
Changing the Death Benefit Option	29
Paying the Death Benefit and Payment Options	29
Benefits at Maturity	30
Other Benefits	30
Exchange Option	30
Riders	31
Policy Surrenders	32
Full Surrender	32
Partial Surrender	32
Policy Loans	32
Loan Conditions	33
Effects of Loans	33
Lapse and Reinstatement	34
Lapse	34
Grace Period	34
Lapse Protection Guarantee Rider	34
Reinstatement	34
Federal Tax Considerations	35
Potential Benefits of Life Insurance	35
Tax Status of the Policy	36
Tax Treatment of Policy Benefits	36
Other Tax Considerations	38
Insurable Interest	39
The Company’s Income Taxes	39
Alternative Minimum Tax	39
Other Policy Information	39
Payment and Suspension of Valuation	39
Policy Statements	39
Limits on Right to Contest and Suicide Exclusion	40
Misstatement as to Sex and Age	40
Policy Changes	40
Legal Proceedings	40
Distribution	40
Legal Matters	41
Experts	41
Financial Statements	41
Executive Officers and Directors	41
Performance Data	42
Illustration of Death Benefits, Cash Surrender Values and Cash Values	45
Appendix A	A-1

Summary of the Policy, Principal Policy Benefits and Risks

This section provides a summary of the Policy and the principal Policy benefits and risks. You should read the entire prospectus before purchasing the Policy. Important details regarding the Policy are contained in other sections of this prospectus.

Policy Summary

The Policy is both an insurance product and a security. Your Policy is first and foremost a life insurance Policy with Death Benefits, Cash Values, and other features traditionally associated with life insurance. To provide these benefits to you, we deduct amounts from your Premium Payments and Policy assets to pay insurance costs, sales and Policy expenses. The Policy is a security because the Cash Value and, under certain circumstances, the Amount Insured and Death Benefit may increase and decrease based on the performance of the Investment Options you select.

Principal Policy Benefits

    Death Benefit

    We will pay your Beneficiary a Death Benefit after the death of the last Insured while this Policy is in effect. There are two amounts involved in determining the Death Benefit under this Policy. First, when you apply for your Policy you will state the amount of life insurance coverage (the Stated Amount) that you wish to purchase on the two Insureds. Second, for a Policy to qualify as life insurance under federal tax law, it must provide a minimum amount of insurance in relation to the Cash Value of your Policy (the Minimum Amount Insured). Generally, the Cash Value of your Policy is the sum of the values in the Investment Options and the Fixed Account, plus your loan account value.

    In addition to choosing the Stated Amount, you must also choose a Death Benefit option. There are two Death Benefit options available:

      Option 1 – Level Option: the Death Benefit will be the greater of (i) the Stated Amount or (ii) the Minimum Amount Insured.
      Option 2 – Variable Option: the Death Benefit will be the greater of (i) the Stated Amount plus the Cash Value of the Policy or (ii) the Minimum Amount Insured.

    The Death Benefit may be increased or decreased by changes in the Stated Amount, surrenders, outstanding loans and charges or by certain Riders.

    Policy Surrenders (Withdrawals)

    You may withdraw some or all of your Cash Surrender Value from your Policy.

    Policy Loans

    You may borrow against your Policy using your Policy as collateral.

    The Investment Options and Corresponding Funds

    You may select from a wide variety of Investment Options. Each Investment Option invests directly in a professionally managed Fund. You may transfer Cash Value among the Investment Options and Fixed Account while continuing to defer current income taxes.

    The Fixed Account

    You may allocate Premium Payments and transfer Cash Value to the Fixed Account. The Fixed Account is credited interest at an effective annual rate guaranteed to be at least 3%. Transfers of Cash Value into or out of the Fixed Account are permitted subject to certain restrictions.

    Flexible Premium Payments

    After you make the initial Premium Payment, you may choose the amount and frequency of future Premium Payments, within certain limits.

    Payment Options

    Your or your Beneficiary can choose from a variety of fixed and variable Payment Options (e.g., lump sum or various periodic payments) to receive the Policy Proceeds.

    Tax-Free Death Benefit

    Your beneficiary can receive the Death Benefit free of income tax, and with properly structured ownership you can also avoid estate tax on the Death Benefit.

    Right to Cancel Period

    We urge you to examine your Policy closely. If, for any reason, you are not satisfied, you may return the Policy to us for a refund. You must return the Policy within the latest of:

        Ten days after the Policy was delivered to you; or
        Ten days after we have mailed or delivered the Notice of the Right to Cancel; or
        Forty-five days after the date the application for this Policy was signed.
    Dollar-Cost Averaging

    Under this program, you invest the same amount of money at regular intervals, so you are buying more units when the market is down and fewer units when the market is high. The potential benefit is to lower your average cost per unit.

    Portfolio Rebalancing

    This program can help prevent a structured investment strategy from becoming diluted over time. Investment performance will likely cause the allocation percentages for the Investment Options you most recently selected to shift. Under this program, you may instruct us to periodically, and automatically, reallocate values in your Policy.

    Exchange Option

    During the first two Policy Years you can exchange this Policy for a form of non-variable survivorship life insurance.

    Riders (Supplemental Insurance Benefits)

    You may add additional insurance to your Policy by Rider. A number of different Riders are available, ranging from a Cost of Living Adjustment Rider to a Lapse Protection Guarantee Rider. Please see “Other Benefits” for descriptions of all the Riders.

Principal Policy Risks

    Poor Fund Performance

    The value of your Policy is tied to the investment performance of the Funds and allocation percentages you choose. If those Funds perform poorly, the value of your Policy will decrease. Since we continue to deduct charges from the Cash Value, if investment results are too low, the Cash Surrender Value of your Policy may fall to zero. In that case, the Policy will terminate, after a Grace Period, without value and insurance coverage will no longer be in effect.

    Adverse Tax Consequences

    There is a possibility that your Policy could be treated as a modified endowment contract (MEC) under federal tax laws. If this occurs, partial or full surrenders, as well as Policy loans, could incur taxes and tax penalties. In addition, if the Policy is not treated as a life insurance contract under federal tax laws, you will lose some or all of the potential tax advantages of purchasing and owning the Policy.

    Policy Lapse

    There is a risk that if partial surrenders, loans, and monthly deductions reduce your Cash Surrender Value to too low an amount and/or if the investment experience of your selected Investment Options is unfavorable, then your Policy could lapse. If your Policy lapses, then the Policy and all rights and benefits under it will terminate.

    Policy Surrender (Withdrawal) Limitations

    Full and Partial surrenders may be subject to a surrender charge. The minimum partial surrender amount is $500 and it may reduce the Death Benefit, the Amount Insured and the Cash Value of the Policy. Federal income taxes and a penalty tax may apply to partial surrenders.

    Effects of Policy Loans

    A Policy loan, whether or not repaid, will affect your Policy’s Cash Value over time because we transfer the amount of the loan from the Investment Options and the Fixed Account to the loan account and hold it as collateral. As a result, the loan collateral does not participate in the investment results of the Investment Options or the interest credited to the Fixed Account. A Policy loan also reduces the Death Benefit proceeds and could make it more likely that a Policy will lapse.

    Policy is not Suited for Short-Term Investment

    We designed the Policy to meet long-term financial goals. You should not purchase this Policy to meet any short-term investment goals or if you think you will surrender all or part of your Policy in the short-term.

Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Policy. The first table describes the fees and expenses that you will pay at the time that you buy the Policy, surrender the Policy, or transfer value between Funds.

The fees and expenses shown in the following table are the maximum charges. These charges may vary by state. Your specific fees and expenses are detailed in your Policy.

Deductions from Premium Payments

Charge	When we Deduct the Charge	Amount Deducted
Sales Charge	Upon receipt of each Premium Payment	2.50% of each Premium Payment
State Premium Tax Charge	Upon receipt of each Premium Payment	2.25% of each Premium Payment
Federal Deferred Acquisition Cost Charge	Upon receipt of each Premium Payment	1.25% of each Premium Payment

The next two tables describe the fees and charges that you will pay during the time that you own the Policy.

Ongoing Fees and Charges

Charge	When we Deduct the Charge	Amount Deducted
Cost of Insurance Charge (COI)	Monthly	Varies depending on age, gender, policy duration, and the amount of insurance coverage. Deducted from Cash Value. COI rates cannot exceed the maximum levels indicated in your Policy.
Policy Administrative Expense Charges	Monthly for the first six (6) Policy Years	A per thousand charge that varies depending on issue age and Stated Amount. Deducted from Cash Value.
	Monthly until the Maturity Date for Policies with a Stated Amount of less than $750,000	$20.00 Deducted from Cash Value.
Riders (Supplemental Insurance Benefits) Charge	Monthly	Varies depending on the Rider(s) selected. Deducted from Cash Value.
Mortality and Expense Risk (M&E) Charge	Daily	0.80% on an annual basis of the amounts in the Investment Options for the first fifteen (15) Policy Years and 0.35% thereafter.
Separate Account Expense Charge	Daily	0.10% on an annual basis of the amounts in the Investment Options for the first fifteen (15) Policy Years and 0.00% thereafter.

Transaction Charges

Charge	When we Deduct the Charge	Amount Deducted
Surrender Charge	— When you partially or fully surrender your Policy	Determined by multiplying the Stated Amount (in thousands) by the per thousand of Stated Amount surrender charge, which varies by the original issue ages of the Insureds and increasing with the age of the Insureds. Applied during the first fifteen (15) Policy Years and for fifteen (15) Policy Years after an increase in Stated Amount. A proportional charge will apply for partial surrenders. The charge declines by approximately 6.6% each year over 15 years.
Decrease of Stated Amount	When decrease in Stated Amount is effective	This a proportional surrender charge and is determined by dividing the amount of the decrease by the total Stated Amount and multiplying by the full surrender charge.

The Investment Options purchase shares of the Funds at net asset value. The net asset value already reflects the deduction of each Fund’s Total Fund Expenses. Therefore, you are indirectly bearing the costs of Fund expenses. The next table describes each Fund’ fees and expenses as of December 31, 2001. This information was provided by the Funds and we have not independently verified it. More detail concerning each Fund’s fees and expenses is contained in the prospectus for each Fund.

Fund Fees and Expenses as of December 31, 2001 (unless otherwise indicated)
(as a percentage of average net assets)

Fund	Management Fee	Distribution and/or Service ees (12b-1)	Other Expenses	Total Fund Expenses	Fees and Expense aived or Reimbursed	Total Net Fund Expenses

Capital Appreciation Fund (Janus)
Managed Assets Trust (Travelers
Money Market Portfolio (Travelers)
Alliance Variable Product Series und, Inc.
Premier Growth Portfolio — Class B
American Variable Insurance Series
Global Growth Fund — Class 2
Growth Fund — Class 2
Growth — Income Fund — Class 2
Ayco Series Trust
Ayco Large Cap Growth Fund I
Credit Suisse Trust
Emerging Markets Portfolio
Deutsche Asset Management VIT Trust:
EAFE Equity Index Fund (Bankers Trust)
Small Cap Index Fund (Bankers Trust)
Franklin Templeton Variable Insurance Products Trust
Franklin Small Cap Fund — Class 2
Greenwich Street Series Fund
Equity Index Portfolio — Class I

Fund	Management Fee	Distribution and/or Service Fees (12b-1)	Other Expenses	Total Fund Expenses	Fees and Expense Waived or Reimbursed	Total Net Fund Expenses

Fundamental Value Portfolio (Smith Barney)
Janus Aspen Series:
Aggressive Growth Portfolio — Service Shares
Global Technology Portfolio — Service Shares
Worldwide Growth Portfolio — Service Shares
PIMCO Variable Insurance Trust
Total Return Bond Portfolio
Pioneer Variable Contracts Trust
Pioneer Mid-Cap Value Fund VCT Portfolio — Class II Shares
Putnam Variable Trust
Putnam VT International Growth Fund — Class IB Shares
Putnam VT Small Cap Value Fund — Class IB Shares
Putnam VT Voyager II Fund — Class IB Shares
Travelers Series Fund, Inc.:
AIM Capital Appreciation Portfolio
Alliance Growth Portfolio
MFS Total Return Portfolio
Putnam Diversified Income Portfolio

Fund	Management Fee	Distribution and/or Service Fees (12b-1)	Other Expenses	Total Fund Expenses	Fees and Expense Waived or Reimbursed	Total Net Fund Expenses

Smith Barney Aggressive Growth Portfolio
Smith Barney High Income Portfolio
Smith Barney International All Cap Growth Portfolio
Smith Barney Large Cap Value Portfolio
Smith Barney Large Capitalization Growth
The Travelers Series Trust:
Convertible Bond Portfolio
Equity Income Portfolio (Fidelity)
Large Cap Portfolio (Fidelity)
MFS Mid Cap Growth Portfolio
U.S. Government Securities Portfolio
Van Kampen Life Investment Trust
Emerging Growth Portfolio
Variable Insurance Products Fund II (Fidelity)
Contrafund( Portfolio — Service Class

Description of the Companies, Separate Accounts and Funds

The Insurance Companies

Please refer to your Policy to determine which Company issued your Policy.

The Travelers Insurance Company is a stock insurance company chartered in 1863 in Connecticut and continuously engaged in the insurance business since that time. It is licensed to conduct life insurance business in all states of the United States, the District of Columbia, Puerto Rico, Guam, the U.S. and British Virgin Islands and the Bahamas.

The Travelers Life and Annuity Company is a stock insurance company chartered in 1973 in Connecticut and continuously engaged in the insurance business since that time. It is licensed to conduct life insurance business in all of the states of the United States, (except New York), the District of Columbia and Puerto Rico

Each Company is an indirect wholly owned subsidiary of Citigroup Inc. Each Company’s Home Office is located at One Tower Square, Hartford, Connecticut 06183. The Companies are subject to Connecticut law governing insurance companies and are regulated by the Connecticut Commissioner of Insurance. Each company files an annual statement in a prescribed form with the Commissioner that covers the operations of the Company for the preceding year and its financial condition as of the end of such year. Each Company’s books and assets are subject to review or examination by the Commissioner, and a full examination of its operations is conducted at least once every four years. In addition, each Company is subject to the insurance laws and regulations of any jurisdiction in which it sells its insurance Policies, as well as to various federal and state securities laws and regulations.

The Separate Accounts and their Investment Options

Under Connecticut law, The Travelers Insurance Company and The Travelers Life and Annuity Company each sponsor separate accounts. The Travelers Insurance Company sponsors The Travelers Fund UL for Variable Life Insurance (Fund UL), while The Travelers Life and Annuity Company sponsors The Travelers Fund UL II for Variable Life Insurance (Fund UL II). Fund UL was established on November 10, 1983 and Fund UL II was established on October 17, 1995. Both separate accounts were established under the laws of Connecticut and both are registered with the Securities and Exchange Commission (“SEC”) as unit investment trusts under the Investment Company Act of 1940 and qualify as “separate accounts.” However, the SEC does not supervise the management, investment practices or policies of either separate account. Separate accounts are primarily designed to keep policy assets separate from other company assets.

The separate accounts are divided into the various Investment Options to which you allocate your Premium Payments. Each Investment Option uses its assets to purchase shares of a corresponding Fund of the same name. The income, gains, and losses are credited to, or charged against each separate account without regard to the income, gains or losses from any other Investment Option or from any other business of the Companies. The separate accounts purchase shares of the Funds at net asset value (i.e., without a sales charge) and receive all dividends and capital gains distributions from each Fund, and reinvests in additional shares of that Fund. Finally, the assets of the separate accounts may not be used to pay any liabilities of the insurance companies other than those arising from the Policies, and the insurance companies are obligated to pay all amounts promised to Policy Owners under the Policies.

The Funds

The Funds offered through this Policy are listed below. Some Funds may not be available in certain states. We may also add, withdraw or substitute Funds from time to time. Each Fund is registered under the Investment Company Act of 1940 as an open-end, management investment company. These Funds are not publicly traded and are offered only through variable annuity and variable life insurance products. They are not the same retail mutual funds as those offered outside of a variable annuity or variable life insurance product, although the investment practices and fund names may be similar, and the portfolio managers may be identical. Accordingly, the performance of the retail mutual fund is likely to be different from that of the Fund, and Policy Owners should not compare the two.

The Fund prospectuses are included in the package containing this prospectus. Please take the time to review all the Fund prospectuses in conjunction with this prospectus before investing. Each Fund has different investment objectives and different risks. The Fund prospectuses contain more detailed information on each Fund’s investment strategy, investment advisers and its fees. We do not guarantee the investment results of the Funds.

Fund	Investment Objective	Investment Adviser
Capital Appreciation Fund	Seeks growth of capital through the use of common stocks. Income is not an objective. The Fund invests principally in common stocks of small to large companies which are expected to experience wide fluctuations in price both in rising and declining markets..	Travelers Asset Management International Company LLC (“TAMIC”) Subadviser: Janus Capital Corp.
Managed Assets Trust	Seeks high total investment return through a fully managed investment policy in a portfolio of equity, debt and convertible securities.	TAMIC Subadviser: Travelers Investment Management Company (“TIMCO”)
Money Market Portfolio	Seeks high current income from short-term money market instruments while preserving capital and maintaining a high degree of liquidity.	TAMIC
Alliance Variable Product Series Fund, Inc.
Premier Growth Portfolio — Class B	Seeks long-term growth of capital by investing primarily in equity securities of a limited number of large, carefully selected, high quality U.S. companies that are judged likely to achieve superior earning momentum.	Alliance Capital Management (“Alliance”)
American Variable Insurance Series
Global Growth Fund — Class 2	Seeks capital appreciation by investing primarily in common stocks of companies located around the world.	Capital Research and Management Company
Growth Fund — Class 2	Seeks capital appreciation by investing primarily in common stocks of companies that appear to offer superior opportunities for growth and capital.	Capital Research and Management Company
Growth-Income Fund — Class 2	Seeks capital appreciation and income by investing primarily in common stocks or other securities which demonstrate the potential for appreciation and/or dividends.	Capital Research and Management Company
Ayco Series Trust
Ayco Large Cap Growth Fund I	Seeks long-term growth of capital by investing primarily in the common stocks of large capitalization companies. The investment approach is a combination of fundamental analysis of individual companies with a top-down economic and market sector analysis.	The Ayco Company, L.P.
Credit Suisse Trust
Emerging Markets Portfolio	Seeks long-term growth of capital by investing primarily in equity securities of non-U.S. issuers consisting of companies in emerging securities markets.	Credit Suisse Asset Management, LLC

Fund	Investment Objective	Investment Adviser
Deutsche Asset Management VIT Funds
EAFE Equity Index Fund	Seeks to replicate, before deduction of expenses, the total return performance of the EAFE Index.	Bankers Trust Global Investment Management
Small Cap Index Fund	Seeks to replicate, before deduction of expenses, the total return performance of the Russell 2000 Index.	Bankers Trust Global Investment Management
Franklin Templeton Variable Insurance Products Trust
Franklin Small Cap Fund (Class 2)	Seeks long-term capital growth. The Fund seeks to accomplish its objective by investing primarily (normally at least 65% of its assets) in equity securities of smaller capitalization growth companies.	Franklin Advisers, Inc.
Greenwich Street Series Fund
Equity Index Portfolio	Seeks to replicate, before deduction of expenses, the total return performance of the S&P 500 Index.	Travelers Investment Management Co. (“TIMCO”)
Fundamental Value Portfolio	Seeks long-term capital growth with current income as a secondary objective.	Smith Barney Fund Management LLC (“SBFM”)
Janus Aspen Series
Aggressive Growth Portfolio — Service Shares	Seeks long-term capital growth by investing primarily in common stocks selected for their growth potential, normally investing at least 50% in the equity assets of medium-sized companies.	Janus Capital
Global Technology Portfolio — Service Shares	Seeks long-term capital growth by investing primarily in equity securities of U.S. and foreign companies, normally investing at least 65% of its total assets in companies likely to benefit significantly from advances in technology.	Janus Capital
Worldwide Growth Portfolio — Service Shares	Seeks growth of capital in a manner consistent with preservation of capital by investing primarily in common stocks of companies of any size throughout the world.	Janus Capital
PIMCO Variable Insurance Trust
Total Return Bond Portfolio — Administrative Class	Seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing primarily in investment-grade debt securities.	Pacific Investment Management Company LLC
Pioneer Variable Contracts Trust
Pioneer Mid-Cap Value Fund VCT Portfolio — Class II shares	Reasonable income and capital growth.	Pioneer investment Management, Inc.
Putnam Variable Trust
Putnam VT International Growth Fund — Class IB Shares	Seeks capital appreciation by investing mostly in common stocks of companies outside the United States.	Putnam Investment Management, Inc. (“Putnam”)
Putnam VT Small Cap Value Fund — Class IB Shares	Seeks capital appreciation by investing mainly in common stocks of U.S. companies with a focus on value stocks.	Putnam
Putnam VT Voyager II Fund — Class IB Shares	Seeks capital appreciation by investing mainly in common stocks of U.S. companies with a focus on growth stocks.	Putnam

Fund	Investment Objective	Investment Adviser
Travelers Series Fund Inc
AIM Capital Appreciation Portfolio	Seeks capital appreciation by investing principally in common stock, with emphasis on medium-sized and smaller emerging growth companies.	Travelers Investment Adviser (“TIA”) Subadviser: AIM Capital Management Inc.
Alliance Growth Portfolio	Seeks long-term growth of capital. Current income is only an incidental consideration. The Portfolio invests predominantly in equity securities of companies with a favorable outlook for earnings and whose rate of growth is expected to exceed that of the U.S. economy over time.	TIA Subadviser: Alliance Capital Management L.P.
MFS Total Return Portfolio	(a balanced portfolio) Seeks to obtain above-average income (compared to a portfolio entirely invested in equity securities) consistent with the prudent employment of capital. Generally, at least 40% of the Portfolio’s assets are invested in equity securities.	TIA Subadviser: MFS
Putnam Diversified Income Portfolio	Seeks high current income consistent with preservation of capital. The Portfolio will allocate its investments among the U.S. Government Sector, the High Yield Sector, and the International Sector of the fixed income securities markets.	TIA Subadviser: Putnam Investment Management, Inc
Smith Barney Aggressive Growth Portfolio	Seeks capital appreciation by investing primarily in common stocks of companies that are experiencing, or have the potential to experience, growth of earnings, or that exceed the average earnings growth rate of companies whose securities are included in the S&P 500.	SBFM
Smith Barney High Income Portfolio	Seeks high current income. Capital appreciation is a secondary objective. The Portfolio will invest at least 65% of its assets in high-yielding corporate debt obligations and preferred stock.	SSB Citi
Smith Barney InternationalAll Cap Growth Portfolio	Seeks total return on assets from growth of capital and income by investing at least 65% of its assets in a diversified portfolio of equity securities of established non-U.S. issuers.	SBFM
Smith Barney Large Cap Value Portfolio	Seeks current income and long-term growth of income and capital by investing primarily, but not exclusively, in common stocks	SSB Citi
Smith Barney Large Capitalization Growth Portfolio	Seeks long-term growth of capital by investing in equity securities of companies with large market capitalizations.	SSB Citi

Fund	Investment Objective	Investment Adviser
The Travelers Series Trust
Convertible Bond Portfolio	Seeks current income and capital appreciation by investing in convertible bond securities and in combinations of nonconvertible fixed-income securities and warrants or call options that together resemble convertible securities.	TAMIC
Equity Income Portfolio	Seeks reasonable income by investing at least 65% in income-producing equity securities. The balance may be invested in all types of domestic and foreign securities, including bonds. The Portfolio seeks to achieve a yield that exceeds that of the securities comprising the S&P 500. The Subadviser also considers the potential for capital appreciation.	TAMIC Subadviser: Fidelity Management & Research Co (“FMR”)
Large Cap Portfolio	Seeks long-term growth of capital by investing primarily in equity securities of companies with large market capitalizations.	TAMIC Subadviser: FMR
MFS Mid Cap Growth Portfolio	Seeks to obtain long-term growth of capital by investing, under normal market conditions, at least 65% of its total assets in equity securities of companies with medium market capitalization which the investment adviser believes have above-average growth potential.	TAMIC Subadviser: MFS
U.S. Government Securities Portfolio	Seeks to select investments from the point of view of an investor concerned primarily with the highest credit quality, current income and total return. The assets of the Portfolio will be invested in direct obligations of the United States, its agencies and instrumentalities.	TAMIC
Van Kampen Life Investment Trust
Emerging Growth Portfolio — Class II Shares	Seeks capital appreciation by investing primarily in common stocks of companies considered to be emerging growth companies.	Van Kampen Asset Management Inc.
Variable Insurance Products Fund II
Contrafund® Portfolio — Service Class	Seeks long-term capital appreciation by investing primarily in common stocks of companies whose value the adviser believes is not fully recognized by the public.	FMR

Service Agreements

We have entered into agreements with the investment adviser and/or distributor of certain of the Funds in which the adviser and/or distributor pays us, or an affiliate, a fee that varies for providing administrative services. The fee is ordinarily based on an annual percentage of the average aggregate net amount invested in the Funds on behalf of the separate accounts, and may differ from one investment adviser and/or distributor to another. The amounts we receive under these agreements may be significant. In addition, the Company and our affiliates may receive 12b-1 fees deducted from certain Fund’s assets for providing distribution and shareholder support services to the Funds.

Conflicts of Interest

The Funds may also be available to separate accounts offering variable annuity and variable life products of other affiliated and unaffiliated insurance companies, as well as to qualified plans. Due to differences in redemption rates, tax treatment or other considerations, the interest of various shareholders participating in a Fund could conflict. Each Fund will be monitored for the existence of any material conflicts by its Board of Directors to determine what action, if any, should be taken. The prospectuses for the Funds have more details.

Addition and Substitution of Funds

If the use of a Separate Account or of an Investment Option is no longer possible, or in our judgment becomes inappropriate for the purposes of the Policy, we may substitute another separate account or Investment Option without your consent. The new Investment Option may have higher fees and charges than the one it replaced, and may not be available to all classes of Policies. We will not substitute Investment Options without notice to you and without prior approval of the SEC and the insurance commissioner of the state where this Policy is issued for delivery, to the extent required by law. We also may add other Investment Options under the Policy.

Voting Rights

The Company is the legal owner of Fund shares. However, we believe that when a Fund solicits proxies in conjunction with a vote of shareholders, we are required to obtain instructions on how to vote Fund shares from Policy Owners, who have chosen the corresponding Investment Options. Accordingly, we will send you proxy materials and voting instructions. We will vote all shares, including those we may own on our own behalf, and those where we have not received instructions from Policy owners, in the same proportion as shares for which we received voting instructions. Should we determine that we are no longer required to comply with the above, we will vote the shares in our own right. In certain limited circumstances and when permitted by law, we may disregard voting instructions. If we do disregard voting instructions, a summary of that action and the reasons for such action would be included in the next annual report to Policy Owners.

The Fixed Account

The staff of the SEC does not generally review the disclosure in the prospectus relating to the Fixed Account. Disclosure regarding the Fixed Account and the general account may, however, be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in the prospectus.

You may allocate some [or all] of your Net Premium Payments and transfer some [or all] of your Cash Value to the Fixed Account. We credit the portion of Cash Value allocated to the Fixed Account with interest at not less than 3% per year. Any interest credited to amounts allocated to the Fixed Account in excess of 3% per year will be determined at our sole discretion and declared at the beginning of each calendar quarter and guaranteed only for that quarter. The interest rate will be included in your quarterly statement.

Under the Fixed Account, which is part of the Company’s General Account, we assume the risk of investment gain or loss and guarantee a specified interest rate. The investment gain or loss of the Separate Account, the Investment Options or the Funds does not affect the Fixed Account portion of the Policy Owner’s Cash Value. The Fixed Account will not share in the investment performance of our General Account.

Policy Charges and Deductions

We deduct the charges described below. The charges are for services and benefits we provide, costs and expenses we incur, and risks we assume under the Policies. The amount of a charge may not exactly correspond to the costs associated with providing the services or benefits indicated by the designated charge. We also may realize a profit on one or more of the charges. We may use any such profits for any corporate purpose, including the payment of sales expense charges.

The services and benefits we provide include:

    the ability for you to make withdrawals and surrenders under the Policies;
    the ability for you to obtain a loan under the Policies;
    the Death Benefit paid on the death of the last Insured;
    making available a variety of Investment Options and related programs (including dollar-cost averaging and portfolio rebalancing);
    administration of the various elective options available under the Policies; and
    the distribution of various reports to Policy Owners.

The costs and expense we incur include:

    expenses associated with underwriting applications, increases in the Stated Amount, and Riders;
    losses associated with various overhead and other expenses associated with providing the services and benefits provided by the Policies;
    sales and marketing expenses including commission payments to your sales agent; and
    other costs of doing business.

Risks we assume include:

    that the Insureds may live for a shorter period of time than estimated resulting in the payment of greater Death Benefits than expected; and
    that the costs of providing the services and benefits under the Policies will exceed the charges deducted.

Charges Against Premium

We deduct certain charges from each Premium Payment you make before we allocate that Premium Payment (Net Premium Payment) among the Investment Options and the Fixed Account.

    Front-End Sales Charge: We deduct a front-end sales charge of 2.50% of each Premium Payment. This charge helps us defray our costs for sales and marketing expenses, including commission payments to your sales agent.
    State Premium Tax Charge: We deduct a charge of 2.25% of each Premium Payment for state premium taxes that we currently expect to pay. These taxes vary from state to state and currently range from 0.75% to 3.50. Because there is a range of premium taxes, a Policy Owner may pay a premium charge that is higher or lower than the premium tax actually assessed or not assessed against the Company in his or her jurisdiction.
    Deferred Acquisition Cost Charge: We deduct a charge of 1.25% of each Premium Payment to compensate the Company for expenses associated with its federal income tax liability relating to its receipt of premium.

Charges Against Cash Value

Monthly Deduction Amount: Several charges are combined in the Monthly Deduction Amount, which we deduct pro rata from each of the Investment Option’s values attributable to the Policy and the Fixed Account. We deduct the amount on the first day of each Policy Month (the Deduction Date). The dollar amount of the Monthly Deduction Amount will vary from month to month. The Monthly Deduction Amount consists of the Cost of Insurance Charge, Policy Administrative Expense Charge and charges for any Riders. These are described below.

    Cost of Insurance Charge: The Cost of Insurance Charge is the primary charge under your Policy for the death benefit we provide you. The amount of the Cost of Insurance Charge depends on the amount of insurance coverage and the Cash Value of your Policy on the date of the deduction and the current cost per dollar for insurance coverage. The cost per dollar of insurance coverage varies annually and is based on issue age, policy year, sex and risk class of the Insureds.

The maximum guaranteed cost of insurance rates are shown on the Policy Summary and are based on each Insured’s age, sex and rate class for the Initial State Amount and each increase in the Stated Amount. We may use rates lower than those shown. We will base any future changes in these rates only on our future expectations as to mortality, expenses and persistency. Nothing in the Policy will be affected by our actual mortality and expenses experienced under Polices issued. We will determine the current rates for the Initial Stated Amount and for each increase to the Stated Amount at the start of each Policy Year and will guarantee them for that Policy Year. Any change that we make in the current rates will be on a uniform basis for Insureds of the same age, sex, duration and rate class.

    Policy Administrative Expense Charge: This per thousand charge applies for the first six (6) Policy Years and also applies to increases in the Stated Amount (excluding increases due to the Scheduled Increase Option Rider, the Cost of Living Adjustment Rider and increases in Stated Amounts due to Death Benefit option changes). The amount varies by issue age and will be stated in the Policy. In addition, there is a $20.00 monthly charge until the Maturity Date for Stated Amounts less than $750,000.
    Charges for Riders: The Company will include a supplemental benefits charge in the Monthly Deduction Amount if you have elected any Riders for which there is a charge. The amount of this charge will vary depending upon the actual Rider selected.

Surrender Charges: A Policy surrendered for all or a portion of its Cash Value during the first fifteen (15) Policy Years and for the first fifteen (15) Policy Years after an increase in Stated Amount is subject to a surrender charge. However, we will not assess a surrender charge on surrenders made with fifteen years of an increase in Stated Amount pursuant to a Scheduled Increase Option Rider or Cost of Living Adjustment Rider or a change in the death benefit option. The surrender charge is a per thousand of Stated Amount charge that varies by original issue age. The surrender charge decreases each year over the fifteen (15) year period. For example, for a 65 year old male nonsmoker and a 65 year old female nonsmoker with a Stated Amount of $1,000,000, the surrender charge on a full surrender at the end of each Policy Year would be as follows:

Policy Year	Percentage	Policy Year	Percentage
1		9
2		10
3		11
4		12
5		13
6		14
7		15
8		16

The minimum partial surrender amount is $500. If you request a partial surrender, the Death Benefit, Amount Insured and Cash Value will be reduced by the amount surrendered, including any surrender charges. The deduction from the Cash Value will be made on a pro-rata basis against the Cash Value of each Investment

Option unless you request otherwise in writing. The portion of the Cash Value deducted from the Fixed Account is based on the proportion of the Fixed Account value relative to the Cash Value of the Policy as of the date we receive your request. A deduction greater than this proportionate amount is not permitted. Certain surrenders may result in taxable income and tax penalties.

Decrease in Stated Amount Charge: We will assess a charge for requested decreases in Stated Amount. This is a proportional surrender charge and is determined by dividing the amount of the decrease by the total Stated Amount and multiplying by the full surrender charge. We will apply the decrease as follows: first against the most recent increase to the Stated Amount; then to other increases in the Stated Amount in the reverse order in which they occurred; and last, to the initial Stated Amount.

Charges Against the Separate Account

    Mortality and Expense Risk Charge: We deduct a daily charge for mortality and expense risks at an annual rate of 0.80% of the assets in the Investment Options for the first fifteen (15) Policy Years and 0.35% thereafter. The mortality risk assumed under the Polices is that the Insureds may not live as long as expected. The expense risk charge assumed is that the expenses incurred in issuing and administering the Policies may be greater than expected.
    Separate Account Expense Charge: We deduct a daily charge for separate account expenses at an annual rate of 0.10% of the amounts in the Investment Options for the first fifteen (15) Policy Years, and 0% thereafter.

Fund Charges

Fund charges are not direct charges under the Policy. When you allocate money to the Investment Options, the separate account purchases shares of the corresponding Funds at net asset value. The net asset value reflects investment advisory fees and other expenses already deducted from the Funds.

Modification, Reserved Rights and Other Charges

We may offer the Policy in arrangements where an employer or trustee will own a group of policies on the lives of certain employees, or in other situations where groups of policies will be purchased at one time. We may reduce or eliminate the mortality and expense risk charge, sales or surrender charges and administrative charges in such arrangements to reflect the reduced sales expenses, administrative costs and/or mortality and expense risks expected as a result of sales to a particular group.

We will not reduce or eliminate the withdrawal charge, mortality and expense risk charge or the administrative charge if the reduction or elimination will be unfairly discriminatory to any person.

We reserve the right to charge for transfers, Dollar Cost Averaging, illustrative reports and to charge the assets of each Investment Option for a reserve of any income taxes payable by the Company on the assets attributable to that Investment Option.

We sell the Policies through registered representatives of broker-dealers. These registered representatives are also appointed and licensed as insurance agents of the Company. We pay commissions to the broker-dealers for selling the Policies. You do not directly pay these commissions. We intend to recover commissions, marketing, administrative and other expenses and cost of Policy benefits through the fees and charges imposed under the Policies. See “Distribution.”

Policy Description

The Travelers Variable Survivorship Life II is a variable survivorship universal life policy that insures two individuals and pays a death benefit at the death at the second Insured. Additionally, this Policy allows for market participation with your Premium Payments allocated to a variety of Investment Options and the Fixed Account. The Policy is non-participating, which means the Company will not pay dividends on the Policy.

Applying for a Policy

To purchase a Policy, an application on the Insureds must be submitted to us with information that includes:

    Requested Stated Amount (minimum of $100,000);
    Death Benefit option;
    Beneficiary;
    Investment Option selections; and
    Rider selections.

Policies generally will be issued only on the lives of Insureds between the ages of 20 to 85, with a maximum 25 year age difference. We will then follow certain underwriting procedures designed to determine the insurability of the proposed Insureds. We offer the policy on a medical underwriting basis and may require medical examinations and additional information about the proposed Insureds before the application is approved.

A Policy will be issued only after the underwriting process is completed to our satisfaction (Issue Date). Your Policy becomes effective once we approve your application and receive the first Premium Payment (Policy Date). The Policy Date is the date we use to determine all future transactions on the Policy (e.g., deduction dates, policy months, policy years). If you pay your initial premium with your application, we will deposit that premium in a non-interest bearing account during the underwriting period.

We reserve the right to reject an application for any reason subject to the requirements imposed by law in the jurisdiction where the requested insurance Policy was to be issued and delivered. If the application is declined or cancelled, the full amount paid with the application will be refunded. We may apply increased charges for the underwriting classification of a proposed Insured.

While your application for the Policy is in underwriting, we may offer you temporary life insurance. To obtain the temporary insurance, you must complete the Policy Application, including the Temporary Insurance Agreement sections and you must make an advance payment. Please see “Terms and Conditions” in the Temporary Insurance Agreement for details on coverage dates and amounts.

Tax Free ‘Section 1035’ Exchanges

You can generally exchange one life insurance policy for another in a ‘tax-free exchange’ under Section 1035 of the Code. Before making an exchange, you should compare both policies carefully. Remember that if you exchange another policy for the one described in this prospectus, you might have to pay a surrender charge on your old policy. There will be a new surrender charge period for this Policy and other charges may be higher (or lower) and the benefits may be different. If the exchange does not qualify for Section 1035 treatment, you may have to pay federal income and penalty taxes on the exchange. You should not exchange another policy for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person trying to sell you this Policy (that person will generally earn a commission if you buy this Policy through an exchange or otherwise).

Right to Cancel (free look period)

You may cancel this Policy by mailing it or delivering it to the Company or to the agent who sold you the Policy. You must return the Policy by the latest of:

             (1)   10 days after delivery of the Policy to the Owner

             (2)   45 days after the date the Policy application was signed

             (3)   10 days after Notice of the Right to Cancel has been mailed or delivered to the Owner

             (4)   Or later if required by state law.

Depending on state law, we will refund either:

             (1)   all premiums paid less any loans, or

             (2)   the Cash Value of the Policy on the date we receive the returned Policy, plus any charges that were deducted, less any loans.

We will make the refund within seven (7) days after we receive your returned Policy.

During the free look period, we allocate Net Premiums to the Investment Options and the Fixed Account you selected. Some states do not permit the allocation of Net Premiums to the Investment Options during the free look period, in which case, the premiums are invested in the money market account.

Ownership Rights

The Policy Owner is the person who has the right to exercise all of the rights and options under the Policy, and to make changes to the Policy, while either of the Insureds is alive. Usually, the person who is buying the Policy is also the Policy Owner. However, in some instances, the Policy Owner can be an entity such as a trust or someone other than the person who is buying the Policy. In either situation, the Policy Owner may exercise certain rights that are described below. Some changes to the Policy require additional underwriting approval.

    Assigning the Policy

    The Policy Owner may assign the Policy as collateral for a loan or other obligation. We are not responsible for any payment made or action taken before receipt of written notice of such assignment. Proof of interest must be filed with any claim under a collateral assignment. Assigning the Policy may have tax consequences. See “Tax Treatment of Policy Benefits.” You should consult a tax adviser before assigning the Policy.

    Receiving the Maturity Benefit

    If at least one of the Insureds is living on the Maturity Date, we will pay you the Cash Value of the Policy as of the Maturity Date, less any:

         1.   outstanding loan;

         2.   Monthly Deduction Amount due but not paid; and

         3.   amount payable to an assignee under a collateral assignment of the Policy.

    Upon maturity, insurance ends and we have no other obligation under the Policy.

    Changing or revoking a Beneficiary

    The Beneficiary is named in the Policy application and is the person who receives the Death Benefit when the last Insured dies. More than one Beneficiary may be named and you may make your Beneficiary designation irrevocable. When the last Insured dies, if no Beneficiary is alive, the Death Benefit will be paid to you, if you are alive, otherwise to your estate.

    Unless you irrevocably named the Beneficiary, you may name a new Beneficiary while either Insured is living and while your Policy is in force by writing us at our Home Office. Subject to our receipt of the change, any change in beneficiary will be effective on the date you sign the notice of change regardless of whether the last Insured has died at the time we receive the notice; however, we will have no further responsibility if we made any payment before we receive the notice of change.

    Decreases in the Stated Amount of insurance

    You may request a decrease in the Stated Amount after the second Policy Year. The decrease will be effective on the later of the Deduction Date or immediately following your requested effective date. There is a charge for requested Stated Amount decreases as shown in your Policy Summary and described in the Fee Tables in this prospectus. After any change, the Stated Amount in effect may not be less than the minimum Stated Amount shown on your Policy Summary. We will send you a supplemental Policy Summary reflecting any change. A decrease in the Stated Amount in a substantially funded Policy may produce a cash distribution that is included in your gross income.

    Increases in the Stated Amount (requires additional underwriting approval)

    You may request an increase to the Stated Amount after the first Policy Year and before the Policy Anniversary on which the older Insured is Age 85, provided both Insureds are living. We will require you to submit a new application and evidence of insurability. We will not allow a requested increase to the Stated Amount for less than the Minimum Increase Amount shown on your Policy Summary Page. The increase will be effective on the date shown on the supplemental Policy Summary that we will send you. There is an increased Policy Administrative Charge and a Per Thousand of Stated Amount Surrender Charge associated with a requested increase in Stated Amount. In addition, your cost of insurance will increase commensurate with the increase in the Stated Amount and in consideration of the attained age of the Insureds at the time the increase is purchased.

    You may request a change from Death Benefit Option 2 to Option 1
      One Insured must be living at the time of the request.
      The Stated Amount will be increased by the Cash Value.
      Some changes from Option 2 to Option 1, involving substantially funded Policies, may result in a cash distribution that is included in gross income.
    You may request a change from Death Benefit Option 1 to Option 2 (requires additional underwriting approval)
      Both Insureds must be living at the time of the request.
      We will require evidence of insurability.
      The Stated Amount will be decreased by the Cash Value.
      A change from Option 1 to Option 2 will not be permitted if the change results in a Stated Amount of less than $100,000.

    Changing the Death Benefit option may have tax consequences. You should consult a tax adviser before changing the Death Benefit Option. Please see “Death Benefit.”

Written requests for changes should be sent to the Company’s Home Office at One Tower Square, Hartford, Connecticut, 06183. The Company’s telephone number is (860) 277-0111. Some of these changes may have tax consequences. You should consult a tax adviser before requesting any of these changes.

Premiums

Timing and Frequency of Premium Payments

When applying for your Policy you may choose a Planned Premium amount within guidelines we provide you. The Planned Premium amount varies based on factors including, the age, sex and rating class of the Insureds. You also state whether you want to make Premium Payments annually, semiannually or monthly. Prior to the Maturity Date, you may request a change in the amount and frequency of your planned Premium Payments and also make unscheduled Premium Payments as long as receipt of such payments or change would not disqualify the Policy as life insurance under applicable federal tax laws. We reserve the right to require evidence of insurability before we accept any additional Premium Payment that would increase insurance coverage. You may make Premium Payments by:

    Mailing a check payable to The Travelers to One Tower Square, 4MS, Hartford CT, 06183-5071
    Direct checking account deductions (you must complete the pre-authorized collection form.)

Even if you make your planned premiums on schedule, your Policy may lapse if the Cash Surrender Value of the Policy is insufficient to cover the Monthly Deduction Amount and any loan interest due. In this instance, you will need to make additional Premium Payments to prevent the Policy from lapsing. For more information see the Policy Lapse and Reinstatement section and the “Other Benefits – Riders” section.

Allocation of Premium Payments

During the underwriting period, any Net Premium we receive will be placed in a non-interest bearing account. During the Right to Cancel period, normally we will apply the first Net Premium Payment to the Investment Options and Fixed Account in the percentages you indicate on the application (premium allocation instructions). Some states do not allow us to allocate Net Premium Payments to the Investment Options and the Fixed Account during the Right to Cancel Period, in such case we will apply your Net Premium Payments to the money market option during this period and allocate your Net Premium Payments to the Investment Options and the Fixed Account at the end of the Right to Cancel Period.

You may change your premium allocation instructions upon written request to us (or any other notification we deem satisfactory). Any allocation change will be effective on the date we record the change. Any future premiums will be allocated in accordance with the new allocation, unless we receive contrary written instructions

Unless underwriting is required, we will process a Premium Payment or other transaction on the Valuation Date that we receive a Premium Payment or other transaction request in good order.

Transfers

Transfers of Cash Value

Currently, there is no charge for transfers among the Investment Options, but we reserve the right to restrict the number of free transfers to four times (twelve in New York) in any Policy Year and to charge $10.00 for each additional transfer. Transfers made through the Dollar Cost Averaging program or Portfolio Rebalancing, which are both described later in this section, are not counted for purposes of the transfer restriction.

We reserve the right to restrict transfers by any market timing firm or any other third party authorized to initiate transfers on behalf of multiple contract owners. We may, among other things, not accept: (1) the transfer instructions of any agent acting under a power of attorney on behalf of more than one owner, or (2) the transfer or exchange instructions of individual owners who have executed pre-authorized transfer forms which are submitted by market timing firms or other third parties on behalf of more than one owner. We further reserve the right to limit transfers that we determine will disadvantage other Policy Owners.

Transfer of Cash Value from the Fixed Account to the Investment Options

You may only transfer amounts from the Fixed Account to any of the Investment Options twice each Policy Year. The amount of each transfer may not exceed the greater of: (a) $500 or (b) 12.5% of the Fixed Account Value as of the date we receive your transfer request. The Fixed Account is not available for transfers to the Investment Options through the Dollar Cost Averaging program. In addition, the Fixed Account is excluded from all Portfolio Rebalancing programs.

Transfer of Cash Value from the Investment Options to the Fixed Account

We reserve the right to limit or deny requests for transfers from any Investment Option into the Fixed Account if, at the time we receive the request: (a) the Fixed Account value is greater than or equal to 30% of the Cash Value of your Policy or (b) the Fixed Account value would become greater than or equal to 30% of your Policy’s Cash Value as a result of the requested transfer.

Telephone Transfers

The Policy Owner may make a transfer request in writing by mailing the request to the Company at its Home Office, or by telephone (if an authorization form is on file) by calling 1-800-334-4298. The Company will take reasonable steps to ensure that telephone transfer requests are genuine. These steps may include seeking proper authorization and identification prior to processing telephone requests. Additionally, the Company will confirm telephone transfers. Any failure to take such measures may result in the Company’s liability for any losses due to fraudulent telephone transfer requests.

Dollar-Cost Averaging (DCA Program)

You may establish automated transfers of Cash Value on a monthly or quarterly basis from any Investment Option to any other available Investment Options by completing our DCA authorization form or through other written request acceptable to us. You must have a minimum of $5000 -Cash Value in the Investment Option from which amounts will be transferred out of to enroll in the DCA Program. The minimum automated transfer amount is $100.

You may start or stop participation in the DCA Program at any time, but you must give the Company at least 30 days’ notice to change any automated transfer instructions that are currently in place. Automated transfers are subject to all of the other provisions and terms of the Policy. The Company reserves the right to suspend or modify transfer privileges at any time and to assess a processing fee for this service.

Before transferring any part of Cash Value, you should consider the risks involved in switching between Investment Options available under this Policy. Dollar-Cost Averaging requires regular investments regardless of fluctuating price levels and does not guarantee profits or prevent losses in a declining market. Potential investors should consider their financial ability to continue purchases through periods of low price levels.

The Fixed Account is not eligible for participation in the Dollar-Cost Averaging program.

Portfolio Rebalancing

This program can help prevent a structured investment strategy from becoming diluted over time. Investment performance will likely cause the allocation percentages for the Investment Options you most recently selected to shift. Under this program, you may instruct us to periodically, and automatically, reallocate values in your Policy. You may participate in the Portfolio Rebalancing Program by completing our rebalancing form. The Fixed Account is excluded from all rebalancing program transactions.

Values Under Your Policy

Cash Value

Each Policy has a Cash Value which serves as a starting point for calculating values under the Policy. A Policy’s Cash Value is the sum of the values held in the Investment Options, the Fixed Account and the Loan Account. A Policy’s Cash Value will change daily, has no guaranteed minimum value and may be more or less than Premiums paid. We calculate the Policy’s Cash Value each day the New York Stock Exchange is open for trading (a Valuation Date). The period between successive Valuation Dates is called a Valuation Period.

Investment Option Valuation

The value of each Investment Option is measured in Accumulation Units. Every time you allocate or transfer money to or from an Investment Option we convert that dollar amount into units. The value of an Accumulation Unit for each Investment Option is initially set at $1.00 [and may vary among Investment Options and from one Valuation Period to the next. We determine each Investment Option’s Accumulation Unit Value (AUV) on each Valuation Date by multiplying the value on the immediately preceding Valuation Date by the corresponding Net

Investment Factor (see below) for the Valuation Period just ended. For example, to calculate Monday’s Valuation Date price, we would multiply Friday’s Accumulation Unit Value by Monday’s Net Investment Factor.)

The Net Investment Factor is simply an index we use to measure the investment performance of an Investment Option from one Valuation Period to the next. Each Investment Option has a Net Investment Factor for each Valuation Period that may be greater or less than one. Therefore, the value of an Accumulation Unit (and the value of the Investment Option) may increase or decrease.

We determine the Net Investment Factor for any Valuation Period using the following equation:	a	( c
b

a is:

1.	the net asset value per share of the Fund held in the Investment Option as of the Valuation Date; plus

2.	the per-share amount of any dividend or capital gain distribution on shares of the Fund held by the Investment Option if the ex-dividend date occurs in the Valuation Period just ended; plus or minus

3.	a per-share charge or credit, as we may determine on the Valuation Date for tax reserves; and

b is:

1.	the net asset value per share of the Fund held in the Investment Option as of the last prior Valuation Date; plus or minus

2.	the per-share or per-unit charge or credit for tax reserves as of the end of the last prior Valuation Date; and

c is the applicable Investment Option deduction for the Valuation Period.

The Accumulation Unit Value may increase or decrease. The number of Accumulation Units credited to your Policy will not change as a result of the Investment Option’s investment experience. The separate account will redeem Fund shares at their net asset value, to the extent necessary to make payments under the Policy.

Transfers between Investment Options will result in the addition or reduction of Accumulation Units having a total value equal to the dollar amount being transferred to or from a particular Investment Option. The number of Accumulation Units will be determined by dividing the amount transferred by the Accumulation Unit Value of the Investment Options involved as of the next Valuation Date after we receive your request for transfer at our Home Office.

Fixed Account Valuation

The Fixed Account value on the Policy Date is equal to the portion of the initial Net Premium allocated to the Fixed Account. The Fixed Account value on each subsequent day is equal to the Fixed Account value on the preceding day, plus:

a.	Net Premium payments allocated to the Fixed Account since the preceding day

b.	Amounts transferred to the Fixed Account from the Investment Options and the Loan Account since the preceding day

c.	Interest credited to the Fixed Account since the preceding day minus:

d.	Amounts transferred out of the Fixed Account to the Investment Options and the Loan Account since the preceding day

e.	Amounts transferred out of the Fixed Account to pay applicable Deduction Amount charges (the portion of the Deduction Amount charged will be based upon the proportion of the Fixed Account value relative to the Cash Value) since the preceding day

f.	Any transfer charges that have been deducted from the Fixed Account since the preceding day

g.	Any surrender amounts, including applicable surrender charges, that have been deducted from the Fixed Account since the preceding day

h.	Any Stated Amount decrease charges that have been deducted from the Fixed Account since the preceding day.

Loan Account Valuation

When you borrow money from us using the Policy as collateral for the loan, we transfer the amount of the loan from the Investment Options and the Fixed Account to the Loan Account as collateral for that loan. The value in the Loan Account is charged a fixed rate of interest declared by us that will not exceed 5.66% in Policy Years 1-15 and 4.76% in Policy Years 16 and later on an annual basis. We charge this interest in advance at the beginning of each Policy Year. In addition, the value in the Loan Account will be credited, in arrears, with a fixed rate of interest declared by us that will be at least 4% annually.

When we determine a Policy’s Cash Value, the value in the Loan Account (i.e. the amount (adjusted for any repayments or additional Policy loans) we transferred from the Investment Options and the Fixed Account to secure the loan) and the result of any interest charged or credited on such amount, is added together with the values in the Investment Options and the Fixed Account.

Death Benefit

If your Policy is in effect on the death of the last Insured, we will pay your Beneficiary a Death Benefit. We may reduce the Death Benefit payable as discussed below under “Paying the Death Benefit and Payment Options.” All or part of the Death Benefit may be paid in cash or applied to one or more of the Payment Options described in the following pages.

You may select one of two Death Benefit options when you purchase the Policy. The amount of the Death Benefit will depend on which Death Benefit option you select. However, as long as the Policy remains in effect, the Death Benefit under either option will be at least the current Stated Amount of the Policy less any outstanding Policy loan and unpaid Monthly Deduction Amount.

Option 1 (the Level Option)

The Death Benefit will be equal to the Stated Amount of the Policy on the date of the last Insured’s death or, if greater, the Minimum Amount Insured as of the date of the last Insured’s death.

Option 2 (the Variable Option)

The Death Benefit will be equal to the Stated Amount of the Policy plus the Cash Value as of the date of the last Insured’s death or, if greater, the Minimum Amount Insured as of the date of the last Insured’s death.

The Minimum Amount Insured equals a stated percentage of the Policy’s Cash Value. It is the amount required to qualify the Policy as a life insurance Policy under the current federal tax law (specifically Section 7702 of the Code). Under that section, the Policy must maintain a certain ratio of insurance coverage to Cash Value. The ratio (or percentage) varies according to the attained age of the younger Insured. The Minimum Amount Insured is set forth in the Policy and may change as federal income tax laws or regulations change. The following is a schedule of the applicable percentages. For attained ages not shown, the applicable percentages will decrease evenly.

Attained Age of the Younger Insured	Percentage of the Policy’s Cash Value which equals the Minimum Amount Insured
0-40	250%
45	215%
50	185%
55	150%
60	130%
65	120%
70	115%
75	105%
95+	100%

In addition to the Minimum Amount Insured limitation, federal tax law imposes another test that a life insurance policy must pass in order to qualify as life insurance. This Policy uses the Guideline Premium/Cash Value Corridor test to satisfy this requirement. Application of the Guideline Premium/Cash Value Corridor test may further increase the Minimum Amount Insured shown above.

Death Benefit Examples

The following examples demonstrate the relationship between the Death Benefit, the Cash Surrender Value and the Minimum Amount Insured under each Death Benefit Option. The examples assume two Insureds, both age 40, a Minimum Amount Insured of 250% of Cash Value (assuming the preceding table is controlling as to Minimum Amount Insured), and no outstanding Policy loan.

OPTION 1 — Level Death Benefit

In the following examples of an Option 1 Level Death Benefit, the Death Benefit under the Policy is generally equal to the Stated Amount of $100,000. Since the Policy is designed to qualify as a life insurance Policy, the Death Benefit cannot be less than the Minimum Amount Insured (or, in this example, 250% of the Cash Value).

EXAMPLE ONE. If the Cash Value of the Policy equals $10,000, the Minimum Amount Insured would be $25,000 ($10,000 x 250%). Since the Death Benefit of the Policy is the greater of the Stated Amount ($100,000) or the Minimum Amount Insured ($25,000), the Death Benefit would be $100,000.

EXAMPLE TWO. If the Cash Value of the Policy equals $60,000, the Minimum Amount Insured would be $150,000 ($60,000 x 250%). The resulting Death Benefit would be $150,000 since the Death Benefit is the greater of the Stated Amount ($100,000) or the Minimum Amount Insured ($150,000).

OPTION 2 — Variable Death Benefit

In the following examples of an Option 2 Variable Death Benefit, the Death Benefit varies with the investment experience of the applicable Investment Options and will generally be equal to the Stated Amount plus the Cash Value of the Policy (determined on the date of the last Insured’s death). The Death Benefit cannot, however, be less than the Minimum Amount Insured (or, in this example, 250% of the Cash Value).

EXAMPLE ONE. If the Cash Value of the Policy equals $10,000, the Minimum Amount Insured would be $25,000 ($10,000 x 250%). The Death Benefit ($110,000) would be equal to the Stated Amount ($100,000) plus the Cash Value ($10,000), unless the Minimum Amount Insured ($25,000) was greater.

EXAMPLE TWO. If the Cash Value of the Policy equals $100,000, then the Minimum Amount Insured would be $250,000 ($100,000 x 250%). The resulting Death Benefit would be $250,000 because the Minimum Amount Insured ($250,000) is greater than the Stated Amount plus the Cash Value ($100,000 + $100,000 = $200,000).

Changing the Death Benefit Option

    Change from Option 1 to Option 2

    You may change from Option 1 to Option 2 if both Insureds are living. We will effect the change on the latest of: (1) the Deduction Date on or following the day we receive the request for change; or (2) the date we approve the request for change, or (3) the Deduction Date on or immediately following your requested effective date. After the change, we will decrease your Stated Amount by your Cash Value. The remaining Amount Insured and the remaining Stated Amount in effect after any change may not be less than the respective minimum amounts shown on the Policy Summary. We will not permit a change from Option 1 to Option 2 if the change results in a Stated Amount of less than $100,000.

    Change from Option 2 to Option 1

    You may request a change form Option 2 to Option 1 if at least one Insured is living. We will effect the change on the latest of: (1) the Deduction Date on or following the day we receive the request for change; or (2) the date we approve the request for change, or (3) the monthly due date on or immediately following your requested effective date. After the change, we will increase your Stated Amount by your Cash Value. The remaining Amount Insured and the remaining Stated Amount in effect after any change may not be less than the respective minimum amounts shown on the Policy Summary.

Paying the Death Benefit and Payment Options

Death Benefits are payable within seven days after we receive satisfactory proof of the last Insured’s death. The amount of Death Benefit paid may be adjusted to reflect any unpaid Monthly Deduction Amount, any Policy loan, any material misstatements in the Policy application as to age or sex of the Insured, and any amounts payable to an assignee under a collateral assignment of the Policy. If no Beneficiary is alive when the last Insured has died, the Death Benefit will be paid to the Policy Owner, if alive, otherwise, the Death Benefit will be paid to the Policy Owner’s estate. In addition, we may defer payment of proceeds that exceed the Cash Value for up to six months from the date of the request for the payment.

If one or both of the Insureds commits suicide within two years following the Issue Date, limits on the amount of Death Benefit paid will apply. In addition, if the last Insured dies during the 31-day period after the Company gives notice to the Policy Owner that the Cash Surrender Value of the Policy is insufficient to meet the Monthly Deduction Amount due, then the Death Benefit actually paid to the Policy Owner’s Beneficiary will be reduced by the amount of the Monthly Deduction Amount that is due and unpaid.

We will pay policy proceeds in a lump sum, unless you or the Beneficiary selects another of the Company’s Payment Options. A combination of options may be used. The minimum amount that may be placed under a Payment Option is $5,000 unless we consent to a lesser amount. Proceeds applied under a Payment Option will no longer be affected by the investment experience of the Investment Options.

The following Payment Options are available under the Policy:

      OPTION 1 — Payments of a fixed amount

      OPTION 2 — Payments for a fixed period

      OPTION 3 — Amounts Held at Interest

      OPTION 4 — Monthly Life Income

      OPTION 5 — Joint and Survivor Level Amount Monthly Life Income

      OPTION 6 — Joint and Survivor Monthly Life Income-Two-thirds to Survivor

      OPTION 7 — Joint and Last Survivor Monthly Life Income-Monthly Payment Reduces on Death of First Person Named

      OPTION 8 — Other Options

We will make any other arrangements for periodic payments as may be agreed upon. If any periodic payment due any payee is less than $100, we may make payments less often. If we have declared a higher rate under an option on the date the first payment under an option is due, we will base the payments on the higher rate.

Benefits at Maturity

If your Policy is in effect on the Maturity Date and at least one Insured is living, we will pay the Policy’s Cash Surrender Value less any Outstanding Loan and any unpaid Monthly Deduction Amount and any amounts payable to an assignee under a collateral assignment of the Policy. We will have no further obligations under the Policy.

We offer two Riders, the Maturity Extension Rider and the Coverage Extension Rider, that may extend your coverage beyond the Policy’s Maturity Date. However, the tax consequences of continuing the Policy beyond the Maturity Date are unclear. You should consult your tax adviser before electing the rider to assess any potential tax liability. Details about these riders are in the “Other Benefits – Riders” section below.

Other Benefits

Exchange Option

Once the Policy is in effect, you may exchange it during the first two (2) Policy Years for a form of non-variable survivorship life insurance policy issued by the Company (or an affiliated company, if allowed by state law) on the life of the insureds. Benefits under the new life insurance policy will be as described in that policy. We will not require evidence of insurability. You have the right to select the same death benefit or Net Amount at Risk as the former Policy at the time of exchange. Cost of insurance rates will be based on the same risk classification as those of the former Policy. You must repay any outstanding Policy loan before we will issue the new Policy. Rider benefits with this Policy will be included with the new policy only if such Rider benefits are available with the new policy, and will be subject to our rules then in effect. An exchange under this provision is subject to an equitable adjustment in payments of Cash Values to reflect variance, if any, in the payments and Cash Values under this Policy and the new policy.

Riders (Supplemental Insurance Benefits)

You may elect to have one or more of the following Riders added to your Policy. There may be costs associated with these Riders. Some Riders may not be available in all states. The descriptions below are intended to be general; the terms of the Riders providing the additional benefits may vary from state to state, and you should consult the Policy and Rider.

Annual Renewable Term	Can automatically increase coverage by 1% to 5% per year.
Cost of Living Adjustment Rider	Automatically increases insurance coverage when the Consumer Price Index rises enough to allow for minimum increase of $5,000.
Coverage Extension Rider (available only if the Insured’s Issue Age is 80 or less	The Coverage Extension Rider allows insurance coverage to be extended beyond the Maturity Date as long as there is Cash Value remaining in the Policy. Upon request from the owner, the Company will continue to keep the Policy in force until the death of the last Insured or the earlier request for payment of the full Cash Surrender Value, as defined in the Rider. The Death Benefit will equal the Amount Insured, less any outstanding loans and amounts payable under assignments. It can be selected only from the Policy Anniversary when the younger Insured is age 99 to the Maturity Date. Any Monthly Deduction Amounts due must be paid upon Maturity for this Rider to take effect. There is no charge for this Rider. The tax consequences of continuing the Policy beyond the Maturity Date are unclear. You should consult a tax adviser if you intend to keep the Policy in force beyond the Maturity Date
Estate Protection Rider	Provides additional Death Benefit in the first four Policy Years, which can be used for estate taxes if Policy proceeds are included in the estate of the surviving spouse. Benefits are paid whether or not they are needed for estate tax payment.
Estate Tax Repeal Rider	Allows surrender charges to be waived in the event that the federal estate tax is repealed.
Full Surrender Charge Waiver Rider
Lapse Protection Guarantee	This Rider is available only with Death Benefit Option 1. The Rider provides that if, during the first ten (10) Policy Years, the total premiums paid, less any outstanding loans or partial surrenders equals or exceeds the cumulative Monthly Lapse Protection Premium shown in the Policy, a Lapse Protection Guarantee will apply. With this Rider, the Policy will not lapse on a Monthly Deduction Day even if the Cash Surrender Value is not enough to cover the Monthly Deduction Amount due provided the Monthly Deduction Date is within the first ten (10) Policy Years.

The Monthly Lapse Protection Premium will change to reflect any increases you make to the Stated Amount or Riders under the Policy. If you make a change, we will send you an updated Policy Summary page showing the new Monthly Lapse Protection Premium that must be met until the ten-year period expires. The Rider will be cancelled if you switch to Death Benefit Option 2.

Maturity Extension Rider (available only if each Insured’s Issue Age is between 81-85)	On the Policy Anniversary in the year in which the younger Insured reaches age 99, and at any time during the twelve (12) months thereafter, you may request that coverage be extended beyond the Maturity Date. If elected, the Policy will continue until the earlier of the death of the last Insured or the date on which you request that the Policy terminate. The Death Benefit will equal the Cash Value less any outstanding loans and amounts payable under assignments. The Death Benefit is based on the experience of the Investment Options selected and is not guaranteed. After the Maturity Date, the Monthly Deduction Amount will no longer be charged and additional Premium Payments will not be accepted. The tax consequences of continuing the Policy beyond the Maturity Date are unclear. You should consult a tax adviser if you intend to keep the Policy in force beyond the Maturity Date.
Policy Split Option Rider	Splits Accumulation Value and Death Benefit into two equal individual non-term life insurance policies without evidence of insurability in the event of divorce (two-year waiting period) or the repeal of the unlimited Marital Deduction.
Scheduled Increase Option Rider	Can automatically increase coverage by 1% to 5% per year.

Policy Surrenders

You may withdraw all or a portion of the Cash Surrender Value from the Policy on any day that the Company is open for business. Withdrawing all or a portion of the Cash Surrender Value may have tax consequences. See “Tax Treatment of Policy Benefits.”

Full Surrender

You may surrender the Policy and receive its Cash Surrender Value. You may request a surrender without the Beneficiary’s consent provided the Beneficiary has not been designated as irrevocable. If so, you will need the Beneficiary’s consent.) The Cash Surrender Value will be determined as of the date we receive the written request at our Home Office. The Cash Surrender Value is the Cash Value, minus any outstanding Policy loans, and any surrender charge. We will pay you within seven (7) days after we receive your request in good order. The Policy will terminate on the date we receive your request.

Partial Surrender

You may request a partial surrender of the Policy. The minimum amount is $500. The amount paid to you will be the net amount requested. We will deduct the net amount surrendered plus any applicable surrender charge pro rata from all your selected Investment Options unless you give us other written instructions. The portion of the Cash Value deducted from the Fixed Account is based on the proportion of the Fixed Account value relative to the Cash Value of the Policy as of the date we receive your request. A deduction greater than this proportionate amount is not permitted. We will pay you within seven (7) days after we receive your request in good order.

In addition to reducing the Policy’s Cash Value and Amount Insured, partial surrenders will reduce the Death Benefit payable under the Policy. Under Option 1 (the Level Option), the Policy’s Stated Amount will be reduced by the surrender amount. Under Option 2 (the Variable Option), the Policy’s Cash Value, which is part of the Death Benefit, will be reduced by the surrender amount. We may require you to return the Policy to record this reduction.

Policy Loans

While the Policy is in force, you may borrow money using the Policy as the only security for the loan. A loan that is taken from, or secured by, a Policy may have tax consequences. See “Federal Tax Considerations.”

Loan Conditions

    You may borrow up to 100% of the Policy’s Cash Value minus surrender charges. We determine Cash Value on the day we receive the written loan request.
    The loan request must be at least $500, except where state law requires a different minimum.
    To secure the loan, we transfer an amount equal to the loan from the Investment Options and the Fixed Account to the Loan Account. We make the transfer from the Investment Options on a pro rata basis, unless you give us different allocation instructions. The portion of the loan transferred from the Fixed Account is based on the proportion of the Fixed Account value relative to the Cash Value of the Policy as of the date we receive your request. A loan from the Fixed Account in an amount greater than this proportionate amount is not permitted.
    Amounts in the Loan Account earn interest at a rate of 4% per year in arrears.
    We normally pay the amount of the loan within seven (7) days of our receipt of the written loan request. We may postpone the payment of the loans under certain conditions.
    We charge interest on the outstanding amount of your loan(s), and you must pay this interest in advance, at the beginning of each Policy Year, at the rate shown below. Interest not paid when due will be added to the amount of the loan. If you have an Outstanding Loan and request a second loan, we will add the amount of outstanding loan to the loan request. The table below shows the interest rates we will charge.
POLICY YEARS	CURRENT RATE CHARGED

1 - 15	5.66%

16 and later	3.85%

    You may repay all of part of your Outstanding Loans at any time while either Insured is alive by sending the repayment to our Home Office.
    Unless you request otherwise, we will apply any payment that we receive while there is a loan on the Policy as follows: first, towards repayment of any loan interest due; next, towards repayment of the loan principal; and last, as a premium payment to the Policy.
    As you repay the loan, we deduct the amount of the repayment from the Loan Account and credit the payment to the Investment Options in proportion to the loan amount associated with each Investment Option. Also, we will deduct the amount of the repayment from the Loan Account and credit to the repayment to Fixed Account based upon the proportion of the Fixed Account value relative to the Policy’s Cash Value [on the date of the repayment? or on the date the loan was made???].
    We will deduct any unpaid loan amount, including interest you owe, from your Cash Value when you surrender the Policy and from the Death Benefit proceeds payable.
    If any unpaid loan amount, including any interest you owe, equals or exceed the Cash Value, causing the Cash Surrender Value of your Policy to become zero, then your Policy will enter a 31-day grace period. See “Lapse and Reinstatement.”

Effects of Loans

A loan affects the Policy, because we reduce the Death Benefit proceeds and Cash Surrender Value under the Policy by any Outstanding Loan Amount. Repaying the loan causes the Death Benefit proceeds and Cash Surrender Value to increase by the amount of the repayment. As long as a loan is outstanding, we hold an amount equal to the loan amount in the Loan Account. The amount is not affected by the performance of the Investment Options and may not be credited with the same interest rates currently accruing on amounts allocated to the Fixed Account. Amounts transferred from an Investment Option to the Loan Account will affect the value in that Investment Option because we credit such amounts with an interest rate we declare rather than with a rate of return reflecting the investment results of that Investment Option.

There are risks involved in taking a loan, a few of which include an increased potential for the Policy to lapse if projected earnings, taking into account Outstanding Loans, are not achieved. A loan may have tax consequences. See “Tax Treatment of Policy Benefits.” In addition, the tax consequences of a loan after the fourteenth Policy Year are uncertain. You should consult a tax adviser before taking out a loan.

We will notify you (and any assignee of record) if the sum of your loans plus interest you owe on the loans is more than the Cash Surrender Value. If you do not submit a sufficient payment within 31 days from the date of the notice, your Policy may lapse.

Lapse and Reinstatement

Lapse

Generally, if on any Deduction Date, the Cash Surrender Value of your Policy is too low to cover the Monthly Deduction Amount, but not paid your Policy will be in default and a grace period will begin. Thirty days after the default happens, we will send you a lapse notice to your last known address that the Policy may terminate. The notice will state the amount due to keep the Policy in effect and the date by which you must pay the amount due.

Grace Period

After the lapse notice is sent, if you do not pay the required amount within 31 days (subject to state law) the Policy will terminate without value, insurance coverage will no longer be in effect, and you will receive no benefits.

So long as there is an outstanding loan, we will treat that portion of any sufficient payment received during the grace period that is less than or equal to the amount of the outstanding loan as a repayment of the outstanding loan and not as an additional premium payment unless you request otherwise. Accordingly, we will transfer the assumed loan repayment amount from the amount of Cash Value held in our Loan Account to the Investment Options and Fixed Account, thereby increasing the Cash Surrender Value of the Policy, and potentially preventing a lapse.

If the last Insured dies during the Grace Period before you have paid the required premium, the Death Benefit will still be payable to the Beneficiary, although we will reduce the amount of the Death Benefit proceeds by the Monthly Deduction Amount due plus the amount of any outstanding loan.

Lapse Protection Guarantee Rider

This rider is available only with Death Benefit Option 1 (the Level Option). The Rider provides that if, during the first ten (10) Policy Years, the total premiums paid, less any outstanding loans or partial surrenders, equals or exceeds the cumulative Monthly Lapse Protection Premium shown in the Policy, a Lapse Protection Guarantee will apply. With this Rider, the Policy will not lapse on a monthly deduction day even if the Cash Surrender Value is not enough to cover the Monthly Deduction Amount due within the first ten (10) Policy Years.

The Monthly Lapse Protection Premium will change to reflect any increases you make to the Stated Amount or changes to Riders under the Policy. If you make a change, we will send you an updated Summary Page showing the new Monthly Lapse Protection Premium that must be met until the ten (10) year period expires. The Rider will be cancelled if you switch to Death Benefit Option 2 (the Variable Option).

State law may affect the availability and some of the terms of this Rider.

Reinstatement

You may reinstate the Policy within three (3) years from the date on which the Monthly Deduction Amount was last paid if:

(1)	the Policy was not surrendered for cash and it is before the Maturity date;

(2)	you furnish us with acceptable evidence of insurability;

(3)	you pay all past due Monthly Deduction Amounts;

(4)	you pay Premium Payments equaling the next three Monthly Deduction Amounts;

(5)	you pay the amount of any outstanding loan.

Upon reinstatement, the Policy’s Cash Value will be the amount provided by the Premium Payments you made, plus any Cash Value as of the date of lapse.

Federal Tax Considerations

The effect of federal income taxes on the economic benefits provided under the Policy depends on a variety of factors, including the tax status of the Policy Owner and the tax treatment of the Policy. This tax treatment is highly complex. The following summary provides a general description of the material federal tax consequences to the Policy Owner and Beneficiary of buying, holding and exchanging rights under the Policy. This discussion is only a brief summary and does not purport to be complete or cover all situations and is not intended as tax advice. This discussion is based upon the Company’s understanding of the federal income tax laws as currently interpreted by the Internal Revenue Service (IRS). The Company cannot guarantee that those laws or interpretations will remain unchanged.

It should be understood that this is not an exhaustive discussion of all tax questions that might arise under the Policies. No attempt has been made to address any federal estate tax or state and local tax considerations that may arise in connection with a Policy. For complete information, a qualified tax adviser should be consulted.

Potential Benefits of Life Insurance

Life insurance, including the Policy, is a unique financial instrument with a number of potential tax advantages including:

    Income tax-free death benefits (e.g., the Death Benefit under the Policy may pass to your Beneficiary tax-free)
    Income tax-free growth of policy cash values (e.g., within the Policy, any increase in value based on the Investment Options may be tax-deferred)
    Income tax-free access to cash value through loans and/or withdrawals (e.g., under certain circumstances a Policy Owner may access cash from the Policy without facing tax consequences)

Whether and how these benefits may be utilized is largely governed by Section 7702 of the Internal Revenue Code (IRC), the Tax Equity and Fiscal Responsibility Act of 1982 (TEFRA), the Deficit Reduction Act of 1984 (DEFRA) and the Technical and Miscellaneous Revenue Act of 1988 (TAMRA). All of these federal tax laws were passed to ensure that the tax advantages of life insurance are not abused.

In sum, these federal tax laws, among numerous other things, establish the following:

    A definition of a life insurance contract.
    Diversification requirements for separate account assets.
    Limitations on policy owner’s control over the assets in a separate account.
    Guidelines to determine the maximum amount of premium that may be paid into a policy.
    Limitations on withdrawals from a policy.
    Qualification testing for all life insurance policies that have cash value features.

Tax Status of the Policy

Definition of Life Insurance

In order for this Policy to offer some or all of the tax advantages described above, it must meet the definition of a life insurance contract under Section 7702 of the IRC. Complying with either the cash value accumulation test or the guideline premium test set forth in Section 7702 can satisfy this definition. This Policy uses the guideline premium test. Guidance as to how Section 7702 and the guideline premium test are to be applied, however, is limited, particularly as to survivorship life insurance contracts like the Policy, and there can be less certainty with respect to such contracts. If a Policy was determined not to be a life insurance contract for purposes of Section 7702, such Policy would not provide the tax advantages normally described above.

The Company believes that it is reasonable to conclude that the Policy meets the Section 7702 definition of a life insurance contract. The Company reserves the right to make changes in the Policy if such changes are deemed necessary to attempt to assure its qualification as a life insurance contract for tax purposes.

Diversification

In addition to meeting the definition of a life insurance contract in Section 7702 of the IRC, to qualify as life insurance under the IRC, separate account investments (or the investments of a Mutual Fund, the shares of which are owned by separate accounts of insurance companies) underlying the Policy must also be “adequately diversified” pursuant to Section 817(h) of the Code.

Treasury Regulation Section 1.817-5, which was adopted by Treasury to implement section 817(h), generally requires that no more than 55 percent of the value of the total assets of the mutual fund owned by the separate account may be represented by any one (1) investment; no more than 70 percent of such value may be represented by any two (2) investments; no more than 80 percent of such value may be represented by any three (3) investments; and no more than 90 percent of such value may be represented by any four (4) investments. Thus, under this test, the separate account and the mutual funds are generally required to invest a specified portion of its assets in at least five (5) distinct investments. Generally, U.S. Treasury securities are not subject to the diversification test and to the extent that assets include such securities, somewhat less stringent requirements may apply.

The separate account, through the funds, intends to comply with these requirements. Although the Company does not control the funds, the Company intends to monitor the investments of the mutual funds to ensure compliance with these diversification requirements.

Investor Control

In certain circumstances, owners of variable life insurance contracts may be considered the owners, for federal income tax purposes, of the assets of the separate accounts used to support their policy or contract. In those circumstances, income and gains from the separate account assets would be includable in the variable contract owner’s gross income each year.

The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those separate account assets, such as the ability to exercise investment control over the assets. The Treasury has also stated that guidance would be issued by way of regulations or rulings on the “extent to which policyholders may direct their investments to particular Investment Options without being treated as owners of the underlying assets.’’ As of the date of this prospectus, no such guidance has been issued.

Tax Treatment of Policy Benefits

The remaining tax discussion assumes that the Policy qualifies as a life insurance contract for federal income tax purposes.

In General

The Company believes that the Death Benefit under the Policy will be excludable from the gross income of the Beneficiary under section 101(a)(1) of the Code, unless the Policy has been transferred for value and no exception to the transfer for value rules applies. In addition, the Policy Owner will generally not be deemed to be in constructive receipt of the Cash Value, including increments thereof, until there is a distribution. (See discussion of “Modified Endowment Contracts” below.) Depending on the circumstances, the exchange of a policy, a change in the policy’s face amount, a change in the policy’s death benefit option, a payment of an increased level of premiums, a policy loan, a partial or full surrender, a lapse with outstanding Indebtedness, a change in ownership, or an assignment of the policy may have federal income tax consequences. In addition, such actions may have Federal gift and estate, as well as state and local tax consequences that will depend upon the financial situation and other circumstances of each owner or beneficiary. You should consult your tax adviser for further advice on all tax issues.

The tax consequences of distribution from, and loans taken from or secured by, a Policy depend on whether the Policy is classified as a “Modified Endowment Contract.”

Modified Endowment Contracts

Special tax considerations apply to “Modified Endowment Contracts” (MEC). A MEC is defined under tax law as any policy that satisfies the present legal definition of a life insurance contract but which fails to satisfy a 7-pay test. A contract fails to satisfy the 7-pay test if the cumulative amount of premiums paid under the contract at any time during the first seven contract years exceeds the sum of the net level premiums that would have been paid on or before such time had the contract provided for paid-up future benefits after the payment of seven level annual premiums. If a material change in the contract occurs either during the first seven contract years, or later, a new seven-year testing period is begun. A decrease to the stated amount of the Policy may cause a retest under the 7-pay test and could cause your Policy to become a MEC. Tax regulations or other guidance will be needed to fully define those transactions that are material changes.

Any policy issued in exchange for a MEC will be subject to the tax treatment accorded to MECs. However, the Company believes that any policy received in exchange for a life insurance contract that is not a MEC will generally not be treated as a MEC if the face amount of the policy is greater than or equal to the death benefit of the policy being exchanged. The payment of any premiums at the time of or after the exchange may, however, cause the policy to become a MEC.

Loans and partial withdrawals from, as well as collateral assignments of, policies that are MECs will be treated as distributions to the policy owner for tax purposes. All pre-death distributions (including loans, partial withdrawals and collateral assignments) from MECs will be included in gross income on an income-first basis to the extent of any income in the policy (the contract value less the policy owner’s investment in the policy) immediately before the distribution.

The law also imposes a 10% penalty tax on pre-death distributions (including loans, collateral assignments, partial withdrawals and complete surrenders) from MECs to the extent they are included in income, unless a specific exception to the penalty applies. The penalty does not apply to amounts which are distributed on or after the date on which the taxpayer attains age 59½, because the taxpayer is disabled, or as substantially equal periodic payments over the taxpayer’s life (or life expectancy) or over the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary.

If a Policy becomes a MEC, distributions that occur during the contract year will be taxed as distributions from a MEC. In addition, distributions from a Policy within two years before it becomes a MEC will be taxed in this manner. This means that a distribution made from a Policy that is not a MEC could later become taxable as a distribution from a modified endowment contract.

For purpose of applying the MEC rules, all MECs that are issued by Travelers (or its affiliates) to the same owner during any calendar year will be treated as one MEC contract for purposes of determining the amount includable in the owner’s gross income at the time of a distribution from any such contract.

The death benefit of a modified endowment contract remains excludable from the gross income of the beneficiary to the extent described above in “Tax Treatment of Policy Benefits.” Furthermore, no part of the investment growth of the cash value of a MEC is includable in the gross income of the owner unless the contract matures, is distributed or partially surrendered, is pledged, collaterally assigned, or borrowed against, or otherwise terminates with income in the contract prior to death. A full surrender of the contract after age 59½ will have the same tax consequences as noted above in “Tax Treatment of Policy Benefits.”

Due to the complexity of the MEC tax rules, a policy owner should consult a qualified tax adviser as to the potential MEC consequences before taking any actions with respect to the Policy.

Distributions from Policies Not Classified as Modified Endowment Contracts

Distributions from a policy that is not classified as a modified endowment contract are generally treated as first recovering the investment in the policy (described below) and then, only after the return of all such investment in the Policy, as distributing taxable income. An exception to this general rule occurs in the cases of a partial surrender, a decrease in the face amount, or any other change that reduces benefits under the policy in the first 15 years after the policy is issued and as a result of that action, a cash distribution to the owner is made by the Company in order for the policy to continue complying with the Section 7702 definitional limits. In that case, such distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the policy) under rules prescribed in Section 7702.

Loans from, or secured by, a policy that is not a MEC are generally not treated as distributions. Instead, such loans are generally treated as indebtedness of the owner. However, the tax consequences of a Policy loan after the 15th Policy Year are uncertain. You should consult a tax adviser as to those consequences. Upon a complete surrender or lapse of a policy that is not a MEC, or when benefits are paid at such a policy’s maturity date, if the amount received plus the amount of indebtedness exceeds the total investment in the policy, the excess generally will be treated as ordinary income subject to tax.

Finally, neither distributions (including distributions upon surrender or lapse) nor loans from or secured by, a policy that is not a MEC, are subject to the 10 percent additional tax previously referred to above regardless of when they are made. Certain changes to the policy may cause the policy to become a MEC. Therefore, a policy owner should consult a tax adviser before effecting any change to a policy that is not a modified endowment contract.

Treatment of Loan Interest

If there is any borrowing against the policy, the interest paid on loans may not be tax deductible.

Investment in the Policy

Investment in the policy means (i) the aggregate amount of any premiums or other consideration paid for a policy, minus (ii) the aggregate amount received under the Policy which is excluded from the gross income of the owner (except that the amount of any loan from, or secured by, a policy that is a MEC, to the extent such amount is excluded from gross income, will be disregarded), plus (iii) the amount of any loan from, or secured by, a policy that is a MEC to the extent that such amount is included in the gross income of the owner.

Business Uses of Policy

Businesses can use the Policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses and the IRS has recently issued new guidelines on split dollar arrangements. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

Other Tax Considerations

The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as a beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the owner may have generation skipping transfer tax consequences under federal tax law. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.

Insurable Interest

The Owner must have an insurable interest in the life of the Insured in order for the Policy to be valid under applicable state law and for the Policy to be treated as a life insurance Policy for Federal income tax purposes. The laws of the state that govern the Policy determine the existence of an insurable interest. State laws on this subject vary widely, but typically require that the Owner have a lawful and substantial economic interest in the continued life of the person insured, which interest must exist at the time the insurance is procured, but not necessarily at the time of the Insured’s death. If no recognized insurable interest exists in a given situation, the Policy may be deemed void as against public policy under the state law and not entitled to treatment as a life insurance contract for Federal income tax purposes. It is the responsibility of the Owner to determine the existence of insurable interest in the life of the Insured under applicable state law.

The Company’s Income Taxes

The Company is taxed as a life insurance company under federal income tax law. Presently, the Company does not expect to incur any income tax on the earnings or the realized capital gains retained to meet the Company’s obligations under the Policy. Based on these expectations, no charge is being made currently to the income of the Separate Account for Federal income taxes that may be attributable to the separate account. However, the Company may assess a charge against the Investment Options for federal income taxes in the event that the Company incurs income or other tax liability attributable to the separate account under future tax law.

Under present laws, Travelers may incur state and local taxes in certain states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, charges may be made for such taxes (including such taxes), if any, attributable to the Separate Accounts.

Alternative Minimum Tax

Please consult your tax adviser for alternative minimum tax rules as they may impact your Policy.

Other Policy Information

Payment and Suspension of Valuation

You may send your written requests for payment to our Home Office. We ordinarily pay any proceeds, loan amounts, or surrender or partial surrender proceeds in a lump sum within seven days after receipt at our Home Office of all the documents required for such a payment. Other than the Death Benefit proceeds, which we determine as of the date of the last Insured’s death, the amount we pay is as of the end of the Valuation Period during which our Home Office receives all required documents. We may pay our Death Benefit proceeds in a lump sum or under an optional payment plan.

Policy Statements

We will maintain all records relating to the separate accounts, the Investment Options and the Fixed Account. At least once each Policy Year, we will send you a statement showing:

    the Cash Value, Stated Amount and Amount Insured;
    the date and amount of each Premium Payment;
    the date and amount of each Monthly Deduction;
    the amount of any outstanding Policy Loan as of the date of the statement, and the amount of any loan interest charged on the Loan Account;

    the date and amount of any partial surrenders and the amount of any partial surrender charges or decrease of Stated Amount charges;
    the annualized cost of any Riders purchased under the Policy; and
    a reconciliation since the last report of any change in Cash Value and Cash Surrender Value.

We will also send any other reports required by any applicable state or federal laws or regulations.

Limits On Right To Contest And Suicide Exclusion

The Company may not contest the validity of the Policy after it has been in effect during the lifetime of at least one of the Insureds for two years from the Issue Date. Subject to state law, if the Policy is reinstated, the two-year period will be measured from the date of reinstatement. Each requested increase in Stated Amount is contestable for two years from its effective date (subject to state law). In addition, if one or both of the Insureds commits suicide during the two-year period following issue while sane or insane, subject to state law, the Death Benefit will be limited to the premiums paid less (i) the amount of any partial surrender and (ii) the amount of any Outstanding Loan. During the two-year period following an increase, the portion of the Death Benefit attributable to the increase in the case of suicide will be limited to an amount equal to the Deduction Amount paid for such increase (subject to state law) and if the policy is reinstated, the two year period will be measured from the date of reinstatement.

Misstatement as to Sex and Age

If there has been a misstatement with regard to sex or age, benefits payable will be adjusted to what the Policy would have provided with the corrected information. You may file proof of age at any time at our Home Office.

Policy Changes

At any time, we may make such changes to your Policy as are necessary to assure compliance with the definition of life insurance prescribed in the Code. We may amend your Policy to conform to any law or regulation issued by any government agency to which it is subject. Only our officers have the right to change the Policy. No agent has the authority to change the Policy or waive any of its terms. Each endorsement, amendment, or rider must be signed by an officer of the Company to be valid.

Legal Proceedings

There are no material proceedings affecting either separate account or The Travelers Life and Annuity Company. However, there is one material legal proceeding affecting The Travelers Insurance Company. In March 1997, a purported class action entitled Patterman v. The Travelers, Inc. et al, was commenced in the Superior Court of Richmond County, Georgia, alleging, among other things, violation of the Georgia RICO statute and other state laws by an affiliate of the Company, Primerica Financial Services, Inc. and certain of its affiliates. Plaintiffs seek unspecified compensatory and punitive damages and other relief. In October 1997, defendants answered the complaint, denied liability and asserted numerous affirmative defenses. In February 1998, the Superior Court of Richmond County transferred the lawsuit to the Superior Court of Gwinnett County, Georgia. The plaintiffs appealed the transfer order, and in December 1998 the Court of Appeals of the State of Georgia reversed the lower court’s decision. Later in December 1998, defendants petitioned the Georgia Supreme Court to hear the appeal from the decision of the Court of Appeals, which was granted in May 1999. In September 1999, the Georgia Supreme Court affirmed the Georgia County Appeals and remanded the matter to the Superior Court of Richmond County. In March 2000, defendants moved the Georgia Supreme Court to reconsider its February 28, 2000 decision, and that motion remains pending. Proceedings in the trial court have been stayed pending appeal. Defendants intend to vigorously contest the litigation.

Distribution

Travelers Distribution LLC serves as the principal underwriter of the Policies, which are offered on a continuous basis. Travelers Distribution LLC is affiliated with both insurance companies, and is also located at One Tower

Square, Hartford CT. Travelers Distribution is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc.

The Policies will be sold by life insurance sales representatives, who are registered representatives of the Company, or certain other registered broker-dealers, who have entered into distribution agreements with Travelers Distribution. Each broker-dealer is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 and all are members of the National Association of Securities Dealers, Inc.

The maximum commission payable by the Company for distribution to the broker-dealer will not exceed 110% of the target premium and 5.0 % of the excess premium paid in the first policy year. The maximum commission payable will not exceed 5.0% of the annual renewal premium paid in policy years 2-10, will not exceed 4% of the annual renewal premium paid in policy years 11 – 15, and will not exceed 2.0% of the annual premium paid after policy year 15. Tower Square Securities, Inc., an affiliated broker-dealer of the Company receives additional incentive payments from the Company relating to the sale of the policies. In addition, the Company, Tower Square Securities, Inc. and Travelers Distribution LLC may receive distribution and/or service fees (12b-1 fees) deducted from certain Fund’s assets as compensation for providing distribution and/or shareholder support service for the Fund. From time to time, the Company may pay or permit other promotional incentives, in cash, credit or other compensation.

Legal Matters

The legal matters in connection with the Policy described in this prospectus have been passed on by Kathleen A. McGah, Deputy Counsel of the Company.

Experts

Independent Public Accountants

The consolidated financial statements and schedules of the Companies, and their subsidiaries, included in this registration statement have been audited by KPMG LLP, independent certified public accountants, and are included herein in reliance upon the authority of said firm as experts in accounting and auditing.

Actuarial Matters

Actuarial matters included in this prospectus have been examined by _____, an actuary of _______, whose opinion we filed as an exhibit to the registration statement.

Financial Statements

You should distinguish the consolidated financial statements of each Company included in this prospectus from the financial statements of the separate account. Please consider the financial statements of the Company only as bearing on our ability to meet our obligations under the Policies. You should not consider the financial statements of the Company as affecting the investment performance of the assets held in the Separate Account.

Executive Officers and Directors

A board of directors manages each Company. The following table sets forth the name and principal occupations during the past five years of each our directors and executive officers.

The Travelers Insurance Company and The Travelers Life and Annuity Company — Directors

Name and Position	Director Since	Principal Business

George C. Kokulis Director	1996	President and Chief Executive Officer since April 2000, Executive Vice President (7/1999 to 3/2000), Senior Vice President (1995-1999).
Glenn D. Lammey Director	2000	Executive Vice President since May 2000 and Chief Financial Officer, Chief Accounting Officer and Controller since March 2000 of The Travelers Insurance Company: Executive Vice President, Claim Services (1997-2000), Senior Vice President, Corporate (1996-1997) of Travelers Property Casualty Corp.
Marla Berman Lewitus Director	2000	Senior Vice President and General Counsel from since August 1999 of The Travelers Insurance Company
Katherine M. Sullivan Director	1996	Senior Vice President since May 1996 and General Counsel from May 1996 to August 1999 of The Travelers Life and Annuity Company.

The Travelers Insurance Company and The Travelers Life and Annuity Company – Officers

Name	Position With Insurance Company

Stuart Baritz	Senior Vice President

Glenn D. Lammey	Executive Vice President, Chief Financial Officer, Chief Accounting Officer and Controller Senior

Marla Berman Lewitus	Senior Vice President and General Counsel

Brendan Lynch	Senior Vice President

Warren H. May	Senior Vice President

Kathleen A. Preston	Senior Vice President

David A. Tyson	Senior Vice President

F. Denney Voss	Senior Vice President

Performance Data

From time to time, we may show investment performance for the Investment Options, the percentage change in the value of an Accumulation Unit based on the performance of the Investment Option over a period of time, determined by dividing the increase (decrease) in value for that unit by the Accumulation Unit Value at the beginning of the period.

For Investment Options of either Separate Account that invest in Underlying Funds that were in existence prior to the date on which the Investment Option became available under the Policy, average annual rates of return may include periods prior to the inception of the Investment Option. Performance calculations for Investment Options with pre-existing Underlying Funds will be calculated by adjusting the actual returns of the Investment Options to reflect the charges that would have been assessed under the Investment Options had the Investment Option been available under either separate account during the period shown.

The following performance information represents the percentage change in the value of an Accumulation Unit of the Investment Options for the periods indicated, and reflects all expenses of the Investment Options. The chart reflects the guaranteed maximum .80% mortality and expense risk charge and .10% administrative expense risk charge. The rates of return do not reflect the front-end sales charge or the state premium tax charge (both of which are deducted from premium payments) nor do they reflect surrender charges or Monthly Deduction Amounts. These charges would reduce the average annual return reflected.

The surrender charges and Monthly Deduction Amounts for a hypothetical Insured are depicted in the Example following the Rates of Returns. See “Charges and Deductions” for more information regarding fees assessed under the Policy. For illustrations of how these charges affect Cash Values and Death Benefits, see “Illustrations.” The performance information described in this prospectus may be used from time to time in advertisement for the Policy, subject to National Association of Securities Dealers, Inc. (“NASD”) and applicable state approval and guidelines.

The table below shows the net annual rates of return for accumulation units of Investment Options available through the Variable Survivorship Life II Policy.

Average Annual Returns Through 12/31/2001

Underlying Investment Options	YTD	One Year	Three Years	Five Years	Ten Years	Fund Inception Date

DOMESTIC STOCK FUNDS						10/10/95
AIM Capital Appreciation Portfolio						06/16/94
Alliance Growth Portfolio						06/26/92
Alliance Premier Growth Port – Class B
American Growth Fund – Class 2						02/08/84
American Growth-Income Fund – Class 2						02/28/85
Ayco Large Cap Growth Fund I						11/29/00
Capital Appreciation Fund (Janus)						03/18/82
Deutsche VIT Small Cap Index Fund						08/25/97
Dreyfus VIF Small Cap Fund						08/31/90
Equity Income Portfolio (Fidelity)						08/30/96
Fidelity VIPII Contrafund - Svc Shares						01/31/95
Franklin Small Cap Fund – Class 2						05/01/98
Janus A. S. Aggressive Growth – Svc Shares						09/13/93
Large Cap Portfolio (Fidelity)						08/30/96
MFS Mid Cap Growth						03/23/98
Pioneer Mid-Cap Value Port.- Class II
Putnam VT Small Cap Value Fund - Class IB
Putnam VT Voyager II Fund - Class IB						09/29/00
Smith Barney Aggressive Growth Port.
Smith Barney Equity Index Portfolio						10/16/91
Smith Barney Fundamental Value						10/16/91
Smith Barney Large Cap Growth						05/06/98
Smith Barney Large Cap Value						06/16/94
Van Kampen Emerging Growth Port.						07/03/95
INTERNATIONAL STOCK FUNDS
American Global Growth Fund – Class 2						04/30/97
Credit Suisse Emerging Markets Portfolio						12/31/97
Deutsche VIT EAFE Equity Index Fund						08/22/97
Janus A.S. Global Technology – Svc Shares						01/18/00
Janus A.S. Worldwide Growth – Svc Shares						09/13/93
Putnam VT Int’l Growth Fund - Class IB						01/02/97
Smith Barney Int’l All Cap Growth						02/18/86
DOMESTIC BOND FUNDS
PIMCO Total Return Bond Port.						12/31/97
Putnam Diversified Income Portfolio						06/16/94
Smith Barney High Income Portfolio						06/16/94
Travelers Convertible Bond						05/01/98
Travelers US Govt Securities						01/24/92
BALANCED FUNDS
MFS Total Return Portfolio						06/16/94
Travelers Managed Assets Trust						08/06/82
MONEY MARKET FUND:
Travelers Money Market(1)						10/01/81

The information presented in the above chart represents the percentage change in the value of an accumulation unit of the underlying investment options for the periods indicated, and reflects all expenses of the underlying funds, 0.80% mortality and expense risk charge and 0.10% administrative expense charge against amounts allocated to the underlying funds. The rates of return do not reflect the 2.5% front-end sales charge, 1.25% deferred acquisition cost charge, or the 2.25% state premium tax charge (both of which are deducted from Premium Payments) nor do they reflect surrender charges or Monthly Deduction Amounts. There charges would reduce the average annual return reflected.

(1)	An investment in Money Market Portfolio is neither insured nor guaranteed by the United States Government. There is no assurance that a stable $1.00 value will be maintained.

Hypothetical Example*

Male Preferred Nonsmoker Age 65 and Female Preferred NonSmoker Age 65 with a level death benefit of $1,000,000 and an annual investment of $10,050.89,

	One Year			Five Years

Underlying Investment Options	Total Investment	Accumulated Value	Surrender Value	Total Investment	Accumulated Value	Surrender Value

DOMESTIC STOCK FUNDS
AIM Capital Appreciation Portfolio
Alliance Growth Portfolio
Alliance Premier Growth Port – Class B
American Growth Fund – Class 2
American Growth-Income Fund – Class 2
Ayco Large Cap Growth Fund I
Capital Appreciation Fund (Janus)
Deutsche VIT Small Cap Index Fund
Dreyfus VIF Small Cap Fund
Equity Income Portfolio (Fidelity)
Fidelity VIPII Contrafund - Svc Shares
Franklin Small Cap Fund – Class 2
Janus A. S. Aggressive Growth – Svc Shares
Large Cap Portfolio (Fidelity)
MFS Mid Cap Growth
Pioneer Mid-Cap Value Port.- Class II
Putnam VT Small Cap Value Fund - Class IB
Putnam VT Voyager II Fund - Class IB
Smith Barney Aggressive Growth Port.
Smith Barney Equity Index Portfolio
Smith Barney Fundamental Value
Smith Barney Large Cap Growth
Smith Barney Large Cap Value
Van Kampen Emerging Growth Port.
INTERNATIONAL STOCK FUNDS
American Global Growth Fund – Class 2
Credit Suisse Emerging Markets Portfolio
Deutsche VIT EAFE Equity Index Fund
Janus A.S. Global Technology – Svc Shares
Janus A.S. Worldwide Growth – Svc Shares
Putnam VT Int’l Growth Fund - Class IB
Smith Barney Int’l All Cap Growth
DOMESTIC BOND FUNDS
PIMCO Total Return Bond Port.
Putnam Diversified Income Portfolio
Smith Barney High Income Portfolio
Travelers Convertible Bond
Travelers US Govt Securities
BALANCED FUNDS
MFS Total Return Portfolio
Travelers Managed Assets Trust
MONEY MARKET FUND:
Travelers Money Market

The charges used in the above example consist of a front-end sales charge of 2.5%, a state premium tax charge of 2.25%, a deferred acquisition cost premium charge of 1.25%, the 0.80% mortality and expense risk charge and 0.10% administrative expense charge, all expenses of the underlying funds, and Monthly Deduction charges, including cost of insurance.

The benefits illustrated above may differ from other policies as a result of differences in investment allocation, premium timing and amount, death benefit type, as well as age and underwriting classification of the Insureds (which could result in higher cost of insurance). Because this is a variable universal life insurance policy, actual performance should always be considered in conjunction with the level of death benefit and cash values.

*	These hypothetical examples show the effect of the performance quoted on the cash values. Performance, loans, and withdrawals will affect the cash value and death benefit of your policy. Since the values of the portfolio will fluctuate, the cash value at any time may be more or less than the total principal investment made, including at the time of surrender of the policy, when surrender charges may apply.

Example of Policy Charges

The following chart illustrates the Monthly Deduction Amounts that would apply under a Policy based on the assumptions listed below. Monthly Deduction Amounts generally will be higher for an Insured who is older than the assumed Insured, and lower for an Insured who is younger (assuming the Insureds have the same risk classification). Cost of insurance rates go up each year as the Insured becomes a year older.

Male, Age 45
Guarantee Issue
Non-Smoker
Annual Premium: $25,000 for seven years
Hypothetical Gross Annual Investment
Rate of Return: 8%
Face Amount: $436,577
Level Death Benefit Option
Current Charges

Total Monthly Deduction for the Policy Year
Policy Year	Cumulative Premiums	Sales Load	Cost of Insurance Charges	Administrative Charges Per $1,000 Charge
1
2
3
5
10

Hypothetical results shown above are illustrative only and are based on the Hypothetical Gross Annual Investment Rate of Return shown above. This Hypothetical Gross Annual Investment Rate of Return should not be deemed to be a representation of past or future investment results. Actual investment results may be more or less than those shown. No representations can be made that the hypothetical rates assumed can be achieved for any one year or sustained over any period of time.

Illustration of Death Benefits, Cash Surrender Values and Cash Values

The following pages are intended to illustrate how the Cash Value, Cash Surrender Value and Death Benefit can change over time for Policies issued to a 65 year old male and a 65 year old female. The difference between the Cash Value and the Cash Surrender Value in these illustrations represents the Surrender Charge that would be incurred upon a full surrender of the Policy. The illustrations assume that premiums are paid as indicated, no Policy loans are made, no increases or decreases to the Stated Amount are requested, no partial surrenders are made, and no charges for transfers between funds are incurred.

One example illustrates that the maximum Guaranteed Cost of Insurance Rates, the monthly administrative charge, mortality and expense risk charge, and administrative expense charge allowable under the Policy are charged in all years. The other example illustrates that the current scale of Cost of Insurance Rates and other charges are charged in all years. The Cost of Insurance Rates charged vary by age, sex and underwriting classification, and the monthly administrative charge varies by age, amount of insurance and smoker/non-smoker classification for current charges. The illustrations reflect a deduction of 6% from each annual premium for premium tax (2.25%), front end sales charge (2.5%) and DAC tax (1.25%).

The values shown in these illustrations vary according to assumptions used for charges, and gross rates of investment returns. For the first fifteen Policy Years, the current and guaranteed charges consist of 0.80% for mortality and expense risks, 0.10% for administrative expenses, and 0.82% for Underlying Fund expenses and thereafter, 0.35% for mortality and expense risks, 0.00% for administrative expenses, and 0.82% for Underlying Fund expenses.

The charge for Underlying Fund expenses reflected in the illustrations assumes that Cash Value is allocated equally among all Investment Options and is an arithmetic average of the investment advisory fees and other expenses charged by each of the available Investment Options during the most recent audited calendar year. The Underlying Fund expenses for some of the Underlying Funds reflect an expense reimbursement agreement currently in effect, as shown in the Policy prospectus summary. Although these reimbursement arrangements are expected to continue in subsequent years, the effect of discontinuance could be higher expenses charged to Policy Owners.

After deduction of these amounts, the illustrated gross annual investment rates of return of 0%, 6%, and 12% correspond to approximate net annual rates of—1.72, 4.28, and 10.28, respectively on a current and guaranteed basis during the first fifteen Policy Years, and to approximate net annual rates of—1.17, 4.83, and 10.83, respectively on a current and guaranteed basis thereafter.

The actual charges under a Policy for expenses of the Underlying Funds will vary from year to year and will depend on the actual allocation of Cash Value and may be higher or lower than those illustrated.

The illustrations do not reflect any charges for federal income taxes against either Separate Account, since the Company is not currently deducting such charges from either Fund UL or Fund UL II. However, such charges may be made in the future, and in that event, the gross annual investment rates of return would have to exceed 0%, 6% and 12% by an amount sufficient to cover tife tax charges in order to produce the Death Benefits’, Account Values-and Cash Surrender Values illustrated.

Where required by law or upon request, the Company, through its agent will provide you a comparable illustration based upon the proposed Insured’s age, sex, underwriting classification, the specified insurance benefits, and the premium requested. The illustration will show the weighted average Underlying Fund expenses, arithmetic average Underlying Fund expenses and/or the actual Underlying Fund expenses depending on what your request. An explanation of how the Underlying Fund expenses are calculated will appear on the illustration. The hypothetical gross annual investment return assumed in such an illustration will not exceed 12%

Variable Survivorship Life II
Level Death Benefit Option
Illustrated with Guaranteed Charges

Male, Age 65; Female, Age 65	Stated Amount: $1,000,000
Preferred, Non-smoker	Annual Premium: $10,050.89

	Total Premiums with 5%	Death Benefit			Cash Value			Cash Surrender Value

Year	interest	0%	6%	12%	0%	6%	12%	0%	6%	12%

1
2
3
4
5
6
7
8
9
10
11
12

Variable Survivorship Life II
Level Death Benefit Option
Illustrated with Current Charges

Male, Age 65; Female, Age 65	Face Amount: $1,000,000
Preferred, Non-smoker	Annual Premium: $10,050.89

	Total Premiums with 5%	Death Benefit			Cash Value			Cash Surrender Value

Year	interest	0%	6%	12%	0%	6%	12%	0%	6%	12%

1
2
3
4
5
6
7
8
9
10
11
12

These hypothetical rates of returns are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors. The Account Values and Cash Surrender Values will be different from those shown if the actual rates of return averaged 0%, 6%, or 12% over a period of years but fluctuated above or below the average for individual contract years. No representation can be made that these rates of return can be achieved for any one year or sustained over a period of time.

APPENDIX A
Glossary of terms used throughout this prospectus

Accumulation Unit — a standard of measurement used to calculate the value of the Investment Options.

Age — each Insured’s age as of that Insured’s last birthday.

Amount Insured — Under Option 1, the Amount Insured will be equal to the Stated Amount of the Policy or, if greater, a specified multiple of Cash Value (the “Minimum Amount Insured”). Under Option 2 the Amount Insured will be equal to the Stated Amount of the Policy plus the Cash Value (determined as of the date of the Insured’s death) or, if greater, the Minimum Amount Insured.

Beneficiary(ies) — the person(s) named to receive the Death Benefits of this Policy after the death of the last surviving Insured.

Cash Surrender Value — the Cash Value less any Outstanding Loans and applicable surrender charges.

Cash Value — the sum of the accumulated value held by you in the Investment Options, the Loan Account and the Fixed Account.

Code — The Internal Revenue Code.

Company — The Travelers Insurance Company or The Travelers Life and Annuity Company, depending on the Issuing Company of your Policy.

Company’s Home Office — the principal executive offices located at One Tower Square, Hartford, Connecticut 06183.

Cost of Insurance Charge — A charge that reflects the anticipated mortality of both Insureds and the fact that the Death Benefit is not payable until the death of the last surviving Insured.

Death Benefit — the amount payable to the Beneficiary if this Policy is in force upon the death of the last surviving Insured.

Deduction Date (or Day)— the day in each Policy Month on which the Monthly Deduction Amount is deducted from the Policy’s Cash Value.

Fixed Account — part of the General Account of the Company.

General Account —An account that consists of the Company’s assets other than those held in any separate account.

Initial Premium Payment – the first Premium Payment made under the Policy.

Insurance Company (ies) — Either the Travelers Insurance Company or the Travelers Life and Annuity Company.

Insureds — the two persons whose lives are insured under the Policy.

Investment Options — the segments of the separate account to which you may allocate Premium Payments or Cash Value. Each Investment Option invests directly in a corresponding Mutual Fund.

Investment Option Deduction — the charge we deduct from each Investment Option to cover our mortality and expenses risk charges and administrative charges. It is shown on the Policy Summary.

Issue Date — the date on which the Company issues the Policy for delivery to the Policy Owner.

Issuing Company – Either The Travelers Insurance Company or The Travelers Life and Annuity Company. The name of the Issuing Company appears on your Policy and is determined primarily by the state where you purchased the Policy.

Last Surviving Insured (last Insured) – The Insured who dies second.

Loan Account — an account in the Company’s general account to which we transfer the amount of any Policy Loan, and to which we credit a fixed rate of interest.

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Maturity Benefit — An amount equal to the Policy’s Cash, less any outstanding loan or unpaid Monthly Deduction Amount, payable to the Policy Owner if at least one Insured is living on the Maturity Date.

Maturity Date — The anniversary of the Policy Date on which at least one of the Insureds is age 100.

Minimum Amount Insured — the amount of Death Benefit for the Policy to qualify as life insurance under federal tax law. It is a stated percentage of Cash Value determined as of the first day of the Policy Month and is shown on the Policy Summary.

Monthly Deduction Amount — the amount of charges deducted from the Policy’s Cash Value, which includes cost of insurance charges, administrative charges, and any charges for benefits associated with any Rider(s).

Net Amount At Risk — the Death Benefit minus the Cash Value at the beginning of each Policy Month.

Net Premium Payment — the amount of each Premium Payment, minus the deduction of any sales expense charges, Premium Taxes or Deferred Acquisition Cost Charges as shown on the Policy Summary.

Outstanding Loan — Amount owed the Company as a result of policy loans including both principal and accrued interest

Planned Premium — the amount of premium which the Policy Owner chooses to pay to the Company on a scheduled basis, and for which the Company will bill the Policy Owner.

Policy – Travelers Variable Survivorship Life II flexible premium variable survivorship life insurance policy.

Policy Anniversary — an anniversary of the Policy Date.

Policy Date — the date on which the Policy, benefits and provisions of the Policy become effective.

Policy Month — twelve one-month periods during the Policy Year, each of which begins on the Policy Date or the Deduction Day.

Policy Owner(s) (you, your or owner) — the person(s) having rights to benefits under the Policy during the lifetime of the Insureds; the Policy Owner may or may not be the Insured(s).

Policy Years — each successive twelve-month period; the first beginning with the Policy Date.

Premium Allocation Instructions — the instructions you provide us to allocate your Premium Payments among the Investment Options and/or Fixed Account. You may change your Premium Allocation Instructions by written direction.

Premium Payment — the amount listed on the Policy Summary.

Riders — supplemental insurance benefits offered under the Policy. There are additional charges associated with some Riders.

Separate Account(s) — assets set aside by the Company, the investment performance of which is kept separate from that of other assets of the Company.

Stated Amount — the amount originally selected by the Policy Owner used to determine the Death Benefit, or as may be increased or decreased as described in the Policy.

Mutual Fund (or Fund) — a registered open-end management investment company or a series thereof that corresponds to an Investment Option of the same name. Each Investment Option invests directly in a Mutual Fund.

Underwriting Period — the time period from when we receive a completed Application until the Issue Date.

Valuation Date — a day on which the separate account is valued. A Valuation Date is any day on which the New York Stock Exchange is open for trading and the Company is open for business. The value of Accumulation Units will be determined as of the close of trading on the New York Stock Exchange.

Valuation Period — the period between the close of business on successive Valuation Dates.

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Investment Company Act File Number: 811-xxxxx

UNDERTAKING TO FILE REPORTS

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

RULE 484 UNDERTAKING

Sections 33-770 et seq, inclusive of the Connecticut General Statutes (“C.G.S.”) regarding indemnification of directors and officers of Connecticut corporations provides in general that Connecticut corporations shall indemnify their officers, directors and certain other defined individuals against judgments, fines, penalties, amounts paid in settlement and reasonable expenses actually incurred in connection with proceedings against the corporation. The corporation’s obligation to provide such indemnification generally does not apply unless (1) the individual is wholly successful on the merits in the defense of any such proceeding; or (2) a determination is made (by persons specified in the statute) that the individual acted in good faith and in the best interests of the corporation and in all other cases, his conduct was at least not opposed to the best interests of the corporation, and in a criminal case he had no reasonable cause to believe his conduct was unlawful; or (3) the court, upon application by the individual, determines in view of all of the circumstances that such person is fairly and reasonably entitled to be indemnified, and then for such amount as the court shall determine. With respect to proceedings brought by or in the right of the corporation, the statute provides that the corporation shall indemnify its officers, directors and certain other defined individuals, against reasonable expenses actually incurred by them in connection with such proceedings, subject to certain limitations.

Citigroup Inc. also provides liability insurance for its directors and officers and the directors and officers of its subsidiaries, including the Registrant. This insurance provides for coverage against loss from claims made against directors and officers in their capacity as such, including, subject to certain exceptions, liabilities under the federal securities laws.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

UNDERTAKING TO REPRESENT REASONABLENESS OF CHARGES

The Company hereby represents that the aggregate charges under the Policy of the Registrant described herein are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following papers and documents:

1.	The facing sheet.

2.	The Prospectus.

3.	The undertaking to file reports.

4.	The signatures.

Written consents of the following persons:

A.	Consent of Counsel, to filing of her opinion as an exhibit to this Registration Statement and to the reference to her opinion under the caption “Legal Proceedings and Opinion” in the Prospectus. (See Exhibit 11 below.)

B.	Consent and Actuarial Opinion pertaining to the illustrations contained in the prospectus. To be filed by amendment.

C.	Consent of Independent Certified Public Accountants. To be filed by amendment.

D.	Powers of Attorney. (See Exhibit 12 below.)

Exhibits

1.	Resolution of the Board of Directors of The Travelers Insurance Company authorizing the establishment of the Registrant. (Incorporated herein by reference to Exhibit No. 1 to Post-Effective Amendment No. 17 to the Registration Statement on Form S-6 filed April 29, 1996.)

2.	Not Applicable.

3(a).	Distribution and Principal Underwriting Agreement among the Registrant, The Travelers Insurance Company and Travelers Distribution LLC. (Incorporated herein by reference to Exhibit 3(a) to Post-Effective Amendment No. 4 to the Registration Statement on Form N-4, File No. 333-58783 filed February 26, 2001.)

3(b).	Selling Agreement, including commission schedules. (Incorporated herein by reference to Exhibit 3(b) to Pre-Effective Amendment No. 1 to the Registration Statement filed June 19, 2001.)

4.	None

5.	Form of Variable Life Insurance Contracts. (Incorporated herein by reference to Exhibit 5 to Pre-Effective Amendment No. 1 to the Registration Statement filed June 19, 2001.)

6(a).	Charter of The Travelers Insurance Company, as amended on October 19, 1994. (Incorporated herein by reference to Exhibit 6(a) to the Registration Statement filed on Form N-4, File No. 333-40193, filed November 13, 1997.)

6(b).	By-Laws of The Travelers Insurance Company, as amended on October 20, 1994. (Incorporated herein by reference to Exhibit 6(b) to the Registration Statement filed on Form N-4, File No. 333-40193, filed November 13, 1997.)

7.	None

8.	Participation Agreements. (Incorporated herein by reference to Exhibit 8 to Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6, File No. 333-96521, filed May 12, 2000.)

9.	None

10.	Form of Application for Variable Life Insurance Contracts. (Incorporated herein by reference to Exhibit 10 to the Registration Statement filed on Form S-6, File No. 333-69771 filed April 18, 2001.)

11.	Opinion of counsel as to the legality of the securities being registered. (Incorporated herein by reference to Exhibit 11 to Pre-Effective Amendment No. 1 to the Registration Statement filed June 19, 2001.)

12.	Power of Attorney authorizing Ernest J. Wright or Kathleen A. McGah as signatory for George C. Kokulis and Katherine M. Sullivan. (Incorporated herein by reference to Exhibit 15(b) to the Post-Effective Amendment No. 21 to the Registration Statement on Form S-6, File No. 2-88637, filed April 25, 2000.)

Power of Attorney authorizing Ernest J. Wright or Kathleen A. McGah as signatories for Glenn D. Lammey, Marla Berman Lewitus and William R. Hogan. (Incorporated herein by reference to Exhibit 15, to the Post-Effective Amendment No. 22 to the Registration Statement on Form S-6, File No. 2-88637, filed April 18, 2001.)

SIGNATURES

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Pursuant to the requirements of the Securities Act of 1933, the registrant, The Travelers Fund UL for Variable Life Insurance, has duly caused this registration statement to be signed on its behalf by the undersigned thereunto duly authorized, in the city of Hartford and state of Connecticut, on the 28th day of February 2002.

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THE TRAVELERS FUND UL FOR VARIABLE LIFE INSURANCE
(Registrant)

THE TRAVELERS INSURANCE COMPANY
(Depositor)

By:	* GLENN D. LAMMEY

Glenn D. Lammey, Chief Financial Officer, Chief Accounting Officer

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Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 28th day of February 2002.

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*GEORGE C. KOKULIS (George C. Kokulis)	Director, Chairman of the Board, President and Chief Executive Officer (Principal Executive Officer

*GLENN D. LAMMEY (Glenn D. Lammey)	Director, Chief Financial Officer Chief Accounting Officer (Principal Financial Officer)

*MARLA BERMAN LEWITUS (Marla Berman Lewitus)	Director

*WILLIAM R. HOGAN (William R. Hogan)	Director

*By:    /s/ Ernest J. Wright, Attorney-in-Fact

EXHIBIT INDEX

Attachment or Exhibit No.	Description	Method of Filing
B.	Consent and Actuarial Opinion pertaining to the illustrations contained in the Prospectus.	To be filed by amendment

C.	Consent Independent Certified Public Accountants	To be filed by amendment

EXHIBITS

             None